UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
Novan, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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Novan, Inc.
4020 Stirrup Creek Drive, Suite 110
Durham, North Carolina 27703
(919) 485-8080

, 2022
Dear Stockholders:
It is my pleasure to invite you to the 2022 Annual Meeting of Stockholders of Novan, Inc. Our board of directors has determined that this year’s annual meeting be held in a virtual-only format via live audio webcast, which allows easy access for stockholders and facilitates participation without the need to travel, while also providing a safe experience for our stockholders and employees. To participate in the meeting, you will need the 16-digit control number that appears on the Notice of Internet Availability of Proxy Materials previously mailed to you. You will be able to attend the meeting online, vote your shares, and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/NOVN2022. Please refer to the “Questions and Answers About these Proxy Materials and Voting” section of the accompanying proxy statement for detailed procedures regarding attending, submitting questions at and voting at the meeting. The meeting will be held on , June , 2022, at 9:30 a.m. Eastern Time to vote upon the following matters and to transact such other business as may be properly brought before the meeting:
•Proposal 1—Election of two Class III directors.
•Proposal 2—Approval, on an advisory basis, of the compensation of our named executive officers (the “say-on-pay” proposal).
•Proposal 3—Approval, on an advisory basis, of the frequency of the advisory vote on the compensation for our named executive officers (the “say-on-frequency” proposal).
•Proposal 4—Authorization of the potential future issuance of shares of our common stock in connection with the completed acquisition of EPI Health, LLC, for purposes of complying with Nasdaq Listing Rule 5635.
•Proposal 5—Ratification of the selection of BDO USA, LLP as independent auditors for the fiscal year ending December 31, 2022.

All stockholders are invited to attend the meeting, and we hope you will be able to attend the meeting. The meeting will only be conducted via webcast; there will be no physical meeting location. If you encounter any difficulty accessing the meeting or during the meeting, or if you are unable to locate your 16-digit control number, please contact 1-844-986-0822 (toll-free) or 1-303-562-9302 (international), or call the phone number posted at www.virtualshareholdermeeting.com/NOVN2022 on the date of the meeting.

Only stockholders of record at the close of business on April 8, 2022 are entitled to vote at the meeting. Whether or not you plan to attend the meeting, and regardless of the number of shares you own, it is important that your shares be represented at the meeting. Your vote is important, and we urge you to vote as promptly as possible to ensure your shares are represented at the meeting.

Sincerely,

/s/ Paula Brown Stafford
Paula Brown Stafford
Chairman, President and Chief Executive Officer

NOVAN, INC.
4020 Stirrup Creek Drive, Suite 110
Durham, North Carolina 27703
(919) 485-8080
NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE , 2022
Dear Stockholder:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Novan, Inc., a Delaware corporation, which will be held in a virtual-only format via live audio webcast. You can attend the meeting online, vote your shares, and submit questions by visiting www.virtualshareholdermeeting.com/NOVN2022. Be sure to have the 16-digit control number we have provided to you so that you are able to vote at the meeting. If you encounter any difficulty accessing the meeting or during the meeting, or if you are unable to locate your 16-digit control number, please contact 1-844-986-0822 (toll-free) or 1-303-562-9302 (international), or call the phone number posted at www.virtualshareholdermeeting.com/NOVN2022 on the date of the meeting. The meeting will be held on , June , 2022, at 9:30 a.m. Eastern Time for the following purposes:
1.    Elect two Class III directors of Novan, Inc., each to serve a three-year term expiring at the 2025 Annual Meeting of Stockholders of Novan, Inc. and until such director’s successor is elected and qualified, or until his or her earlier death, resignation or removal.
2.    Approve, on an advisory basis, the compensation of the named executive officers of Novan, Inc. (the “say-on-pay” proposal).
3.    Approve, on an advisory basis, the frequency of the advisory vote on the compensation for the named executive officers of Novan, Inc. (the “say-on-frequency” proposal).
4.     Authorize the potential future issuance of shares of our common stock in connection with the completed acquisition of EPI Health, LLC, a South Carolina limited liability company, or EPI Health, for purposes of complying with Nasdaq Listing Rule 5635.
5.    Ratify the selection of BDO USA, LLP as the independent registered public accounting firm of Novan, Inc. for the fiscal year ending December 31, 2022.
6.    Transact any other business as may properly come before the meeting or any adjournment or postponement of the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice. Our board of directors recommends that you vote “FOR” the election of the director nominees listed in this proxy statement, “FOR” the approval, on an advisory basis, of the compensation of our named executive officers, “EVERY YEAR” with respect to the frequency of the advisory vote on the compensation of our named executive officers, “FOR” the authorization of the potential issuance of shares of our common stock in connection with the acquisition of EPI Health, for purposes of complying with Nasdaq Listing Rule 5635 and “FOR” ratification of the selection of BDO USA, LLP as the independent registered public accounting firm of Novan, Inc.
The record date for the 2022 Annual Meeting of Stockholders is April 8, 2022. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. A list of all stockholders as of the record date will be made available during the meeting at www.virtualshareholdermeeting.com/NOVN2022.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on June , 2022, at 9:30 a.m. Eastern Time at
www.virtualshareholdermeeting.com/NOVN2022

The proxy statement is available at http://www.proxyvote.com.

By Order of the Board of Directors

/s/ John M. Gay
John M. Gay
Corporate Secretary
Durham, North Carolina

, 2022

Whether or not you expect to attend the meeting, it is important that your shares be represented and voted. If you are viewing the proxy statement over the Internet, you may grant your proxy electronically over the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials previously mailed to you and the instructions on the Internet website referenced in the Notice of Internet Availability of Proxy Materials and below. If you are receiving a paper copy of the proxy statement, please complete, date, sign and return the proxy mailed to you, or vote over the telephone or over the Internet (prior to the meeting) as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote if you attend the meeting at www.virtualshareholdermeeting.com/NOVN2022 and follow the instructions for voting there. Please note, however, that, if your shares are held of record by a broker, bank or other nominee, you should check the voting instructions issued by that broker, bank or nominee.

NOVAN, INC.
4020 Stirrup Creek Drive, Suite 110
Durham, North Carolina 27703
(919) 485-8080
PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To be held on June , 2022
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
The board of directors of Novan, Inc. is soliciting your proxy to vote at the 2022 Annual Meeting of Stockholders, or the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. We intend to mail the Notice of Internet Availability of Proxy Materials, or the Notice, to all stockholders of record entitled to vote at the Annual Meeting on or about , 2022. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return a proxy card, or follow the instructions described below or in the Notice to submit your proxy over the telephone or over the Internet (prior to the Annual Meeting). All references in this proxy statement to “Novan,” “the Company,” “we,” “our” and “us” refer to Novan, Inc. The references to our website in this proxy statement do not constitute incorporation by reference of the information contained on or available through our website, and you should not consider it to be a part of this proxy statement.
Why did I receive a Notice of Internet Availability of Proxy Materials in the mail?
As permitted by the rules of the Securities and Exchange Commission, or the SEC, we have elected to furnish our proxy materials for the Annual Meeting over the Internet. All stockholders will have the ability to access the proxy materials over the Internet through the website referenced in the Notice or to request to receive a printed set of the proxy materials, including the Notice of Meeting, Proxy Statement, Proxy Card and 2021 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2021. Instructions on how to access the proxy materials over the Internet or to request a printed set of the proxy materials may be found in the Notice. We intend to mail the proxy materials to stockholders who have properly requested paper copies within three business days of such request. In addition, stockholders may request to receive proxy materials in printed form or electronically by e-mail on an ongoing basis. A stockholder’s election to receive proxy materials by mail or e-mail will remain in effect until the stockholder terminates it.
Will I receive any other proxy materials by mail?
If we send you the Notice, we may (but are not required to) send you a proxy card, along with a second Notice of Internet Availability of Proxy Materials, on or after May 2, 2022.
Why is the Annual Meeting being held in virtual-only format this year?
Our board of directors has determined that the Annual Meeting will be held in a virtual-only format via live audio webcast. Holding the Annual Meeting in a virtual-only format provides easy access for stockholders and facilitates participation without the need to travel, as stockholders can virtually participate from any location around the world. Additionally, it yields cost savings for Novan and our stockholders, and in light of the continuing COVID-19 pandemic, hosting the Annual Meeting in virtual-only format helps to protect our employees and stockholders during this time. Stockholders who attend the virtual annual meeting will be afforded the same rights and opportunities to participate as they would have had at an in-person meeting. We have designed the virtual format to enhance stockholder access and participation and protect stockholder rights by creating multiple opportunities for stockholders to submit questions prior to or during the meeting, making a recording of the virtual-only annual meeting available online for a period of at least 60 days to increase transparency, and offering separate engagement opportunities with stockholders on appropriate matters of governance or other relevant topics.
How do I attend the Annual Meeting?
Stockholders of record as of the close of business on April 8, 2022, and the general public may attend the Annual Meeting at www.virtualshareholdermeeting.com/NOVN2022. The Annual Meeting will only be conducted via webcast; there will be no physical meeting location. To participate in the Annual Meeting, stockholders will need the 16-digit control number that appears on the Notice or the instructions that accompanied the Notice. In the event that you do not have a control number, please contact your broker, bank or other nominee as soon as possible so that you can be provided with a control number and participate in the

Annual Meeting. The live audio webcast of the Annual Meeting will be available for listening by the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders.
The Annual Meeting will begin promptly at 9:30 a.m. Eastern Time. Online check-in will begin 15 minutes prior to the start of the Annual Meeting, and you should allow ample time for online check-in procedures. We encourage you to access the website for the Annual Meeting prior to the start time of the Annual Meeting to allow time for you to log-in and test your device’s audio system.
What if I have technical difficulties or trouble accessing the Annual Meeting website or if you are unable to locate your 16-digit control number?
If you have completed the steps noted above to attend the meeting and encounter any difficulty accessing the Annual Meeting or during the Annual Meeting, or if you are unable to locate your 16-digit control number, please contact 1-844-986-0822 (toll-free) or 1-303-562-9302 (international), or call the phone number posted on the date of the Annual Meeting at www.virtualshareholdermeeting.com/NOVN2022.
May stockholders ask questions at the Annual Meeting?
Yes. Stockholders will have the ability to submit questions during the Annual Meeting via the Annual Meeting website at www.virtualshareholdermeeting.com/NOVN2022. As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer all questions submitted by stockholders during the Annual Meeting which are pertinent to Novan and the Annual Meeting matters, as time permits. Detailed guidelines for submitting questions during the Annual Meeting will be available at www.virtualshareholdermeeting.com/NOVN2022. We encourage you to submit your questions in advance by visiting www.proxyvote.com. We also encourage you to read our Annual Report on Form 10-K for the year ended December 31, 2021, or our Annual Report, available free of charge on our website (www.novan.com) or at www.proxyvote.com.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on April 8, 2022, will be entitled to vote at the Annual Meeting. On the record date, there were 19,146,588 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on April 8, 2022, your shares were registered directly in your name with Novan’s transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or over the Internet (prior to the Annual Meeting) as instructed in the Notice, or to request, fill out and return your proxy card, or vote at the Annual Meeting, to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on April 8, 2022, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Please check the voting instructions issued by that broker, bank, dealer or other agent.

What am I voting on?
There are five matters scheduled for a vote:
•Election of two Class III directors of Novan, each to serve a three-year term expiring at the 2025 Annual Meeting of Stockholders and until such director’s successor is elected and qualified, or until his or her earlier death, resignation or removal;
•Approval, on an advisory basis, of the compensation of our named executive officers (the “say-on-pay” proposal);
•Approval, on an advisory basis, on the frequency of the advisory vote on the compensation for our named executive officers (the “say-on-frequency” proposal);
•Authorization of the potential issuance of shares of our common stock in connection with the acquisition of EPI Health, for purposes of complying with Nasdaq Listing Rule 5635; and
•Ratification of the selection of BDO USA, LLP as the independent registered public accounting firm of Novan for its fiscal year ending December 31, 2022.
What if another matter is properly brought before the Annual Meeting?
Our board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” all the nominees to our board of directors or you may “Withhold” your vote for any nominee you specify. For approval, on an advisory basis, of the frequency of the advisory vote on the compensation for our named executive officers, you may vote “Every Year”, “Every Two Years” or “Every Three Years” or you may abstain from voting. For the other matters to be voted on, you may vote “For” or “Against” or you may abstain from voting.
The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/NOVN2022, vote by proxy using a proxy card (enclosed with mailed proxy materials) or vote over the telephone or over the Internet (prior to the Annual Meeting). Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at the Annual Meeting if you have already voted by proxy.
•To vote during the Annual Meeting, attend the Annual Meeting at www.virtualshareholdermeeting.com/NOVN2022, and we will provide voting instructions at that link. In order to vote you will need the 16-digit control number that appears on the Notice or the instructions that accompanied the Notice. Each stockholder has a unique control number so that we can ensure all voting instructions are genuine and prevent duplicative voting. Depending on the number of accounts in which you hold shares of our common stock, you may receive and need to vote more than one control number.
•To vote using a paper proxy card (if you request to receive a printed set of the proxy materials), simply complete, sign and date the proxy card (which will be enclosed with the proxy materials), and return it promptly in the envelope provided with the proxy materials. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone telephone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice or the instructions that accompanied the Notice. Your telephone vote must be received by 11:59 p.m. Eastern Time on June , 2022, to be counted.
•To vote over the Internet (prior to the Annual Meeting), go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice or the instructions that accompanied the Notice. Your Internet vote must be received by 11:59 p.m. Eastern Time on June , 2022, to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with the Notice, containing voting instructions from that organization rather than from Novan. Simply complete and mail the voting instruction form or follow the voting instructions in the voting instruction form to ensure that your vote is counted. Alternatively, you may vote over the telephone or over the Internet (prior to the Annual Meeting) as instructed by your broker or bank. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with the Notice or contact your broker or bank to request a proxy form.
We provide Internet proxy voting to allow you to vote your shares online with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers.
Can I vote my shares by filling out and returning the Notice?
No. The Notice will, however, provide instructions on how to vote by Internet (prior to the Annual Meeting), by requesting and returning a paper proxy card or by voting during the Annual Meeting.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of our common stock you own as of April 8, 2022.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by requesting and completing your proxy card, over the telephone or over the Internet (prior to the Annual Meeting) or at the Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. The determination of “routine” and “non-routine” matters is determined by brokers and those firms responsible to tabulate votes cast by beneficial owners of shares held in street name and other nominees. Firms casting such votes have generally been guided by rules of the New York Stock Exchange when determining if proposals are considered “routine” or “non-routine.” “Non-routine matters” are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation) and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposals 1, 2, 3 and 4 without your instructions but may vote your shares on Proposal 5.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “FOR” the election of our two nominees for director, “FOR” the approval, on an advisory basis, of the compensation of our named executive officers, “EVERY YEAR” with respect to the frequency of the advisory vote on the compensation of our named executive officers, “FOR” the authorization of the potential issuance of shares of our common stock in connection with the acquisition of EPI Health, for purposes of complying with Nasdaq Listing Rule 5635 and “FOR” the ratification of the selection of BDO USA, LLP as the independent registered public accounting firm of Novan for its fiscal year ending December 31, 2022. If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to the Notice, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice Regarding the Availability of Proxy Materials?
If you receive more than one Notice Regarding the Availability of Proxy Materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices Regarding the Availability of Proxy Materials to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card with a later date.
•You may grant a subsequent proxy over the telephone or over the Internet.
•You may send a timely written notice that you are revoking your proxy to Novan’s Corporate Secretary at Novan, Inc., Attn: Corporate Secretary, 4020 Stirrup Creek Drive, Suite 110, Durham, NC 27703.
•You may attend the Annual Meeting and vote. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or Internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
How are votes counted?
Votes will be counted by the inspector of elections appointed for the Annual Meeting, who will separately count votes “For” and “Against” (or in the case of Proposal 3, “Every Year”, “Every Two Years” and “Every Three Years”), abstentions or withheld votes, and, if applicable, broker non-votes. Abstentions, votes withheld and broker non-votes on Proposals 1, 2, 3, 4 and 5 will have no effect and will not be counted towards the vote for Proposals 1, 2, 3, 4 and 5.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank, custodian or other nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. These un-voted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

Proposal Number	Proposal Description	Vote Required for Approval	Will “Abstentions” impact the outcome?	Will “Broker Non-Votes” impact the outcome?
1	Election of Directors	Nominees receiving the most “FOR” votes (1)	No, withheld votes will have no effect	No, so long as quorum exists
2	Approval, on an advisory basis, of the compensation of the Company’s named executive officers	“FOR” votes (on an advisory basis) from the holders of a majority in voting power of the votes cast at the meeting by the holders entitled to vote on the proposal (2)	No, withheld votes will have no effect	No, so long as quorum exists
3	Approval, on an advisory basis, of the frequency of the advisory vote on compensation of the Company’s named executive officers	Option (one year, two years or three years) receiving the most votes will be determined to be the stockholders’ preferred frequency	No, withheld votes will have no effect	No, so long as quorum exists
4	Authorization of the potential future issuance of shares of the Company’s common stock in connection with the completed acquisition of EPI Health, for purposes of complying with Nasdaq Listing Rule 5635	“FOR” votes from the holders of a majority in voting power of the votes cast at the meeting by the holders entitled to vote on the proposal (2)	No, withheld votes will have no effect	No, so long as quorum exists
5	Ratification of the selection of BDO USA, LLP as Novan’s independent registered public accounting firm for its fiscal year ending December 31, 2022	“FOR” votes from the holders of a majority in voting power of the votes cast at the meeting by the holders entitled to vote on the proposal (2)	No, withheld votes will have no effect	No, so long as quorum exists (3)

(1)	Our Amended and Restated Bylaws, or our bylaws, provide that, at any meeting of stockholders for the election of directors at which a quorum is present, the directors shall be elected by the vote of a plurality of the votes cast.
(2)	Our bylaws provide that, except as otherwise provided by our Restated Certificate of Incorporation, or our certificate of incorporation, our bylaws, the rules or regulations of The Nasdaq Stock Market LLC, or Nasdaq, or applicable law or pursuant to any regulation applicable to the Company or its securities, every matter other than Proposal 1 presented to the stockholders at a duly called or convened meeting, at which a quorum is present, shall be decided by the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the meeting by the holders entitled to vote thereon.
(3)	A broker is entitled to vote shares held on behalf of a beneficial owner on routine matters, such as the ratification of BDO USA, LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. Because brokers have discretionary authority to vote on such matter, we do not expect any broker non-votes in connection with Proposal 5.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting or represented by proxy. Abstentions and broker non-votes will also be considered present for purposes of determining the existence of a quorum. On the record date, there were 19,146,588 shares outstanding and entitled to vote. Thus, the holders of 9,573,295 shares must be virtually present or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the meeting or holders of a majority of shares virtually present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
Where can I find more information about Novan?
We file periodic reports with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Our SEC filings are available from the SEC’s Internet site at www.sec.gov, which contains reports and other information regarding issuers that file electronically. Our filings with the SEC are also available without charge on our website (www.novan.com) as soon as reasonably practicable after filing.
How can I examine a list of stockholders?
Stockholders at the close of business on the record date may examine a list of all stockholders as of the record date for any purpose germane to the Annual Meeting for 10 days preceding the meeting by appointment during normal business hours at our corporate headquarters. If you would like to view the stockholder list, please contact our Corporate Secretary to schedule an appointment by calling (919) 485-8080 or writing to him at 4020 Stirrup Creek Drive, Suite 110, Durham, NC 27703. The stockholder list will also be available electronically during the meeting at www.virtualshareholdermeeting.com/NOVN2022 when you enter the control number included on the Notice or the instructions that accompanied the Notice.
How can I request a copy of proxy materials for future stockholders’ meetings?
Stockholders may request a copy of the proxy materials for future stockholders’ meetings that are held after the Annual Meeting at no charge. If you would like to place or remove such a request, please choose one of the following methods to do so: visit www.proxyvote.com, call toll-free 1-800-579-1639 or e-mail sendmaterial@proxyvote.com. If placing or removing such a request via e-mail, please send a blank e-mail with the control number included on the Notice or the instructions that accompanied the Notice in the subject line. Requests, instructions and other inquiries sent to this e-mail address will not be forwarded to your investment advisor.

PROPOSAL 1
ELECTION OF DIRECTORS
Our board of directors is divided into three classes with staggered, three-year terms. Directors in Class III will stand for election at the Annual Meeting on June , 2022. The terms of office of directors in Class I and Class II do not expire until the annual meetings of stockholders to be held in 2023 and 2024, respectively. At the recommendation of our nominating and corporate governance committee, our board of directors proposes that each of the two Class III nominees named below, each of whom is currently serving as a director in Class III, be elected as a Class III director for a three-year term expiring at the 2025 Annual Meeting of Stockholders and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.
Shares represented by proxies will be voted “FOR” the election of each of the two nominees named below unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.
Information about our directors, including the director nominees, their ages as of the date of the Annual Meeting, occupations and length of board service are provided in the tables below. Additional biographical descriptions are set forth in the text below the tables and include the primary individual experience, qualifications, qualities and skills of each director that led to the conclusion that such director should serve as a member of our board of directors at this time.
Nominees for Election to the Board of Directors at the Annual Meeting

Name of Director/Nominee	Age	Principal Occupation	Director Since
W. Kent Geer (1)	67	Managing Director—Finance and Investor Relations, Med1 Ventures, LLC	2015
Robert J. Keegan (1)(2)	74	Retired Chief Executive Officer, Goodyear Tire and Rubber Co.	2016
(1)    Member of our audit committee
(2)    Member of our compensation committee
W. Kent Geer has served as a member of our board of directors since 2015 and as our Lead Independent Director since June 2017. Since 2016, Mr. Geer has served as managing director, finance and investor relations for Med1 Ventures, LLC, an early-stage medical device development company. Since March 2020, Mr. Geer has served as contract Chief Financial Officer for EternaTear, Inc., an early-stage medical product development company. Mr. Geer was an audit partner with Ernst & Young LLP from 1989 to 2011. Beginning in 2012, Mr. Geer served as the chairman of the board of directors of PowerSecure International, Inc. until the successful sale of the company in May 2016. Mr. Geer also serves on the board of directors of Utility Innovations Holdings, Inc., a privately held company in the energy services industry. We believe that Mr. Geer’s significant experience and leadership in public accounting and the biotechnology, pharmaceutical and technology industries qualifies him to serve on our board of directors.
Robert J. Keegan has served as a member of our board of directors since 2016. Mr. Keegan held the roles of Chief Executive Officer and chairman of the board of directors of Goodyear Tire and Rubber Co. from 2003 to 2010. Most recently, he served as the non-executive chairman of the board of directors of Xerox Corporation and was an operating partner of the San Francisco-based private equity firm Friedman, Fleischer & Lowe. From 1972 to 2000, Mr. Keegan held various marketing, financial and managerial posts at Eastman Kodak, except for a two-year period from 1995 to 1997 when he worked as an executive vice president of the Avery Dennison Corporation. Mr. Keegan serves on the board of directors of the Heart Center of Duke University and the Duke Health Board of Visitors. Mr. Keegan is a partner of L&K Properties of North Carolina, LLC. We believe that Mr. Keegan’s broad business experience, executive leadership expertise and extensive knowledge of financial and operational matters qualifies him to serve on our board of directors.

Continuing Directors

Name of Director	Age	Principal Occupation	Director Since
Class I Directors:
John Palmour, Ph.D. (1)(3)	61	Vice President and Chief Technology Officer, Wolfspeed, Inc.	2010
Steven D. Skolsky (1)	66	Principal, Expis Partners	2021
Paula Brown Stafford	57	President and Chief Executive Officer, Novan, Inc.	2017

Class II Directors:
James L. Bierman (2)(3)	69	Retired President and Chief Executive Officer, Owens & Minor, Inc.	2020
Machelle Sanders (2)	58	Secretary of the N.C. Department of Commerce	2017
(1)    Member of our audit committee
(2)    Member of our compensation committee
(3)    Member of our nominating and corporate governance committee
John Palmour has served as a member of our board of directors since 2010. Since 1987, Dr. Palmour has worked at Wolfspeed, Inc. (formerly Cree, Inc.), a company he co-founded and for which he currently serves as Vice President and the Chief Technology Officer. Dr. Palmour served on Wolfspeed’s board of directors from 1995 to 2010. He is currently on the board of directors of Goodzer, Inc., a privately held company focused on local services Internet advertising. We believe that Dr. Palmour’s significant experience and leadership in the technology field and the advancement of innovation to broad-scale product commercialization qualifies him to serve on our board of directors.

Steven D. Skolsky has served as a member of our board of directors since 2021. Since January 2010, Mr. Skolsky has served as the founding Principal of Expis Partners, a strategic consulting firm to the biotech, pharmaceutical, life science and clinical services community, with a focused expertise in commercialization, marketing strategy, drug development, operations, strategic planning and corporate and business development. From September 2011 to December 2016, Mr. Skolsky held senior executive roles at Quintiles Transnational Holdings Inc. (now IQVIA Holdings Inc.), a leading multinational provider of biopharmaceutical development services and commercial outsourcing service, most recently as Senior Vice President & Managing Director and previously, Senior Vice President and Head of Global Clinical Operations. Prior to joining Quintiles, from August 2007 to December 2009, he served as the President and Chief Executive Officer of Sequoia Pharmaceuticals, Inc., and from June 2004 to December 2006, he served as the Chief Executive Officer of Trimeris, Inc. Prior to that, Mr. Skolsky served for more than 20 years at GlaxoSmithKline plc where he held a number of positions including senior leadership roles as Managing Director of GlaxoSmithKline’s operations in Australia and New Zealand and Senior Vice President, Global Product Strategy and Clinical Development. We believe that Mr. Skolsky’s significant experience and leadership in the biotechnology and pharmaceutical industries with a focus on drug development, commercialization and operations qualifies him to serve on our board of directors.
Paula Brown Stafford is our President and Chief Executive Officer and was appointed as Chairman of our board of directors effective July 28, 2020. Mrs. Stafford has served as our President since January 2019. Prior to her appointment as our Chief Executive Officer effective February 2, 2020, Mrs. Stafford served as our Chief Operating Officer from January 2019 to February 2020 after serving as our Chief Development Officer from March 2017 to January 2019. Mrs. Stafford has served as a member of our board of directors since August 2017. Prior to joining Novan, Mrs. Stafford held various roles of increasing importance at Quintiles Transnational Holdings Inc. (now IQVIA Holdings Inc.), a leading multinational provider of biopharmaceutical development services and commercial outsourcing services, since 1985, including serving as President of Clinical Development from 2010 to 2015, where she was responsible for all Phase I-IV clinical development operations globally and served on the Quintiles Executive Committee. Mrs. Stafford has served as an adjunct professor in Public Health Leadership at the Gillings School of Global Public Health at the University of North Carolina, Chapel Hill, and operates her own third-party consulting business. In 2021, Mrs. Stafford joined the advisory board of Pritzker Private Capital, a leader in family direct investing, and in early 2022, Mrs. Stafford joined the board of the Alliance For Multispecialty Research, LLC, a private clinical research company comprised of 16 experienced clinical research centers in the U.S. We believe that Mrs. Stafford’s extensive experience and leadership in clinical research and pharmaceutical product development, along with her extensive executive experience and her service as our Chief Executive Officer, qualifies her to serve as Chairman of our board of directors.

James L Bierman was appointed to our board of directors in September 2020. Mr. Bierman served as President and Chief Executive Officer and as a member of the board of directors of Owens & Minor, Inc., a Fortune 500 company and a leading distributor of medical and surgical supplies, from September 2014 to June 2015. Previously, he served in various other senior roles at Owens & Minor, including President and Chief Operating Officer from August 2013 to September 2014, Executive Vice President and Chief Operating Officer from March 2012 to August 2013, Executive Vice President and Chief Financial Officer from April 2011 to March 2012 and Senior Vice President and Chief Financial Officer from June 2007 to April 2011. Earlier in his career, Mr. Bierman served as Executive Vice President and Chief Financial Officer at Quintiles Transnational Corp. (now IQVIA Holdings Inc.). Before joining Quintiles, Mr. Bierman was a partner with Arthur Andersen LLP from 1988 to 1998. Mr. Bierman currently serves on the board of directors of Tenet Healthcare Corporation, a public healthcare services companies listed on the New York Stock Exchange, MiMedX Group, Inc., a public biomedical company listed on the Nasdaq stock exchange, and KL Acquisition Corp., a special purpose acquisition company listed on the Nasdaq stock exchange, and previously served as Independent Lead Director on the board of directors of Team Health Holdings, Inc. We believe that Mr. Bierman’s extensive board and executive experience, particularly in the healthcare and pharmaceutical services industries, as well as his substantial public accounting experience, qualifies him to serve on our board of directors.
Machelle Sanders joined our board of directors in September 2017 and is a seasoned executive with over 29 years of progressive pharmaceutical and biotechnology experience. Ms. Sanders is currently serving as the Secretary of the N.C. Department of Commerce, appointed by Governor Roy Cooper in February 2021. Prior to her appointment as the Secretary of the N.C. Department of Commerce, Ms. Sanders served as Secretary of the N.C. Department of Administration after being appointed by Governor Cooper in January 2017. In the private sector, Ms. Sanders was most recently responsible for the pharmaceutical operations and technology operational strategy at Biogen, Inc., a multinational biotechnology company, as vice president of quality assurance and vice president of manufacturing and general manager from 2009 to 2016. Ms. Sanders has also held leadership positions in manufacturing, global quality assurance and quality control at Biogen, Inc., Purdue Pharmaceuticals, a pharmaceutical company, and Diosynth-Akzu Nobel, a company that develops and offers manufacturing processes for active ingredients for pharmaceutical companies. Ms. Sanders currently serves on the board of directors of Radius Health, Inc. and BioCryst Pharmaceuticals, Inc., both of which are public biopharmaceutical companies listed on Nasdaq. We believe that Ms. Sanders’ broad and extensive knowledge of pharmaceutical manufacturing and quality systems and leadership experience qualifies her to serve on our board of directors.
Board Diversity
The table below contains information regarding the diversity of our current board of directors.

Board Diversity Matrix
(as of March 31, 2022)

Total number of directors:	7

Part 1: Gender Identity	Female	Male	Non-binary	Did not disclose gender
Number of directors based on gender identity	2	3	—	2
Part II: Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	3	—	—
Two or more races or ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did not disclose demographic background	—	—	—	2
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

CORPORATE GOVERNANCE MATTERS
Novan is strongly committed to good corporate governance practices. These practices provide an important framework within which our board of directors and management can pursue our strategic objectives for the benefit of our stockholders.
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of the Company. Our Corporate Governance Guidelines are available without charge on the “Corporate Governance” page of the “Investor Relations” section of our website, which may be accessed by navigating to http://www.novan.com/investors/, by clicking the link under “Corporate Governance” and then by clicking on “Corporate Governance Guidelines” under “Governance Documents.” Our nominating and corporate governance committee reviews the Corporate Governance Guidelines periodically and recommends changes to our board of directors as warranted. The references to our website in this proxy statement do not constitute incorporation by reference of the information contained on or available through our website, and you should not consider it to be a part of this proxy statement.
Board Leadership Structure
The leadership structure of our board of directors is currently comprised of (1) a combined chairman of our board of directors and chief executive officer, (2) a lead independent director, and (3) an independent chair for each of the three standing committees of our board of directors described below. Regularly, our nominating and corporate governance committee and our board of directors review the leadership structure of our board of directors and the Company to ensure the interests of the Company and our stockholders are best served.

Ms. Stafford has served as our chief executive officer since February 2, 2020 and became our chairman on July 28, 2020. We believe that the current board leadership structure, with the chairman and chief executive officer roles combined, is appropriate and in the best interests of our stockholders because our chief executive officer has a unique depth of knowledge about the Company and the varied and complex opportunities and challenges we face.

The role of the chairman is to, among other things, call and preside over board meetings, to set meeting agendas and to determine materials to be distributed to our board of directors. When our board of directors meets in executive session without management present to evaluate management’s performance, these sessions are presided over by our lead independent director. Independent directors also evaluate our leadership structure regularly and garner feedback from stockholders. Our chairman and chief executive officer and our lead independent director communicate regularly during the course of the year.

From our initial public offering in 2016 until 2020, we had separate offices for chairman and chief executive officer. Our board of directors has determined that the current board leadership structure with a combined chairman and chief executive officer provides for effective and efficient leadership because, among other things, it recognizes the value of one person speaking for and leading both the Company and our board of directors. In arriving at its determination, our board of directors has also considered the fact that a supermajority of our board of directors consists entirely of independent directors, all having diverse professional and other board experience, and that our board of directors has already implemented and appointed a lead independent director. Although our board of directors believes this structure is appropriate under the present circumstances, our board of directors has not adopted a policy on whether the roles of chairman and chief executive officer should be separated or combined because our board of directors believes that there is no single best blueprint for structuring board leadership and that, as circumstances change, the optimal leadership structure may change. Thus, our board of directors recognizes that there may be circumstances in the future that would lead it to separate these offices, but it does not believe there is any reason to do so at this time.

W. Kent Geer serves as lead independent director. Our lead independent director helps ensure there is an appropriate balance between management and the independent directors and that the independent directors are fully informed and able to discuss and debate the issues that they deem important. Pursuant to our Corporate Governance Guidelines, the lead independent director has broad responsibility and authority, including, but not limited to, presiding over all meetings of our board of directors at which the chairman is not present, including any executive sessions of the independent directors, approving board meeting schedules and agendas, and acting as the liaison between the independent directors and the chief executive officer and chairman of our board of directors. Mr. Geer is an engaged and active director, who works collaboratively with Ms. Stafford, while providing strong independent oversight.

Our board of directors believes that one of the key elements of effective, independent oversight is that the independent directors meet in executive session on a regular basis without the presence of management. Accordingly, our independent directors meet separately in executive session at each regularly scheduled meeting of our board of directors.
Role of Board in Risk Oversight
The audit committee of our board of directors is primarily responsible for overseeing our risk management on behalf of our board of directors. Our audit committee receives reports from management on at least a quarterly basis regarding our assessment of risks. In addition, our audit committee reports regularly to our board of directors, which also considers our risk profile. Our audit committee and our board of directors focus on the most significant risks we face and our general risk-management strategies. While our board of directors oversees our risk management, management is responsible for day-to-day risk-management processes.
Our board of directors regularly reviews information regarding our credit, liquidity and operations, as well as risks associated with each. Each committee of our board of directors meets in executive session with key management personnel and representatives of outside advisors to oversee risks associated with their respective principal areas of focus. Our audit committee oversees management of financial risks. Our compensation committee oversees the management of risks related to our executive compensation plans and arrangements. Our nominating and corporate governance committee manages risks associated with the independence of our board of directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks.
Independence of Directors
Our common stock is listed on the Nasdaq Capital Market. Under the listing requirements and rules of the Nasdaq Capital Market, independent directors must comprise a majority of our board of directors, and each member of our audit committee, compensation committee and nominating and governance committee must be independent. Under the rules of the Nasdaq Capital Market, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit committee members must also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of a company’s audit committee, the company’s board of directors or any other board committee, (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.
Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that James L. Bierman, John Palmour, Machelle Sanders and Steven D. Skolsky, along with W. Kent Geer and Robert J. Keegan, whose terms as Class III Directors will expire at the Annual Meeting, and Robert A. Ingram, during his service on the board through the 2021 annual stockholder meeting, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the listing requirements and rules of the Nasdaq Capital Market. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the factors set forth in Novan’s Corporate Governance Guidelines and the beneficial ownership of our capital stock by each non-employee director.
Our board of directors has also determined that W. Kent Geer, Robert J. Keegan, John Palmour and Steven D. Skolsky, each of the four members of our audit committee, satisfy the independence standards for our audit committee established by applicable SEC rules and the listing standards of the Nasdaq Capital Market and Rule 10A-3.
Our board of directors has also determined that Robert J. Keegan, James L. Bierman and Machelle Sanders, each of the three current members of our compensation committee, and W. Kent Geer, who served on the compensation committee until February 18, 2022, satisfy the independence standards for our compensation committee established by applicable SEC Rules and the listing standards of the Nasdaq Capital Market, taking into consideration all factors specified in the applicable standards.

Our board of directors has also determined that James L. Bierman and John Palmour, each of the two members of our nominating and corporate governance committee, are independent within the meaning of the applicable listing standards of the Nasdaq Capital Market.
Board Committees
Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Our board of directors may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors. Each of these committees has a charter, and the charter for each of these committees is available on our website at www.novan.com. Each committee reviews and assesses its charter periodically and recommends changes to our board of directors as warranted.
Audit Committee
Our audit committee consists of W. Kent Geer, Robert J. Keegan, John Palmour and Steven D. Skolsky. The chair of our audit committee is W. Kent Geer, who our board of directors has determined is an “audit committee financial expert,” as that term is defined by the SEC rules implementing Section 407 of the Sarbanes-Oxley Act, and possesses financial sophistication, as defined under the listing requirements of the Nasdaq Capital Market. Our board of directors has also determined that each member of our audit committee can read and understand fundamental financial statements in accordance with applicable SEC rules and Nasdaq listing requirements. To arrive at these determinations, our board of directors has examined each audit committee member’s scope of experience and the nature of his experience in the corporate finance sector.
The responsibilities of our audit committee include:
•appointing, approving the compensation of and assessing the independence of our registered public accounting firm;
•overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;
•reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;
•monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•discussing our risk management policies;
•reviewing and approving or ratifying any related person transactions; and
•preparing the audit committee report required by SEC rules.
Compensation Committee
Our compensation committee consists of Robert J. Keegan, James L. Bierman and Machelle Sanders, and through February 18, 2022, W. Kent Geer. The chair of our compensation committee is Robert J. Keegan.
The responsibilities of our compensation committee include:
•    reviewing and approving, or recommending that our board of directors approve;
•    reviewing and recommending to our board of directors the compensation of our directors;
•    selecting independent compensation consultants and advisers and assessing whether there are any conflicts of interest with any of the committee’s compensation advisers;
•reviewing and approving, or recommending that our board of directors approve, incentive compensation and     equity plans;
•    administering incentive compensation and equity-based plans; and
•    overseeing the management of risks related to executive compensation plans.

Our compensation committee reviews and approves, or recommends for approval by our board of directors, the compensation of our chief executive officer and our other executive officers. Our compensation committee meets without the presence of executive officers when approving or deliberating on the compensation of our chief executive officer but may, in its discretion, invite our chief executive officer to be present during the approval of, or deliberations with respect to, compensation for our other executive officers. Our compensation committee also periodically reviews and makes recommendations to our board of directors regarding the compensation of our directors. Our compensation committee may form and delegate any or all of its authority to one or more subcommittees as it deems appropriate from time to time.
Our compensation committee has the authority, in its sole discretion, to retain or obtain the advice of such compensation consultants, legal counsel or other advisors as it deems necessary or appropriate. Our compensation committee has engaged an external compensation consultant, Pay Governance, to evaluate our executive compensation program and practices and to provide advice and ongoing assistance on executive compensation matters. Specifically, for the 2021 fiscal year, Pay Governance assisted our compensation committee with the following:
•reviewing and assessing appropriate compensation levels for our chief executive officer;
•advising on non-executive employee short-term and long-term incentive policies and strategy, and
•analyzing our compensation program for our board of directors, along with our ongoing compensation philosophy and equity award strategy, including identifying for discussion any potential changes or enhancements to be brought to the attention of our compensation committee.
Other than the services described above, for which we were billed a total of approximately $40,000 in 2021, Pay Governance has not provided us or our compensation committee with any other services for the year ended December 31, 2021. On occasion and when requested by our compensation committee, representatives of Pay Governance attend meetings of our compensation committee, including independent director sessions from time to time without any members of management present. On matters involving executive compensation, Pay Governance works directly with our compensation committee, and not on behalf of management, to assist the committee in satisfying its responsibilities and will undertake no such projects for management without the committee’s prior approval. Our compensation committee has determined that Pay Governance does not have any conflicts of interest in advising our compensation committee under applicable SEC and Nasdaq rules and regulations.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of James L. Bierman and John Palmour. The chair of our nominating and corporate governance committee is John Palmour.
The responsibilities of our nominating and corporate governance committee include:
•identifying persons qualified to become members of our board of directors;
•recommending to our board of directors the persons to be nominated for election as directors and for appointment to each committee of our board of directors;
•reviewing and making recommendations to our board of directors with respect to management succession planning;
•developing and recommending to our board of directors corporate governance principles; and
•overseeing a periodic evaluation of our board of directors.
Our nominating and corporate governance committee identifies individuals as candidates to serve on our board of directors and selects, or recommends that our board of directors select, the nominees for all directorships to be filled by our board of directors or by our stockholders at an annual or special meeting. In evaluating the suitability of individual candidates, our nominating and corporate governance committee may take into account many factors, including, among others, personal and professional integrity, ethics and values, experience in corporate management, strong finance experience, practical and mature business judgment, experience relevant to the Company’s industry, experience as a board member or executive officer of another publicly held company, relevant academic expertise or other proficiency in an area of the Company’s operations, diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members and diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience. Neither our board of directors nor our nominating and corporate governance committee has developed a policy with respect to diversity in identifying nominees for director, other than to consider diversity when assessing nominees. We believe that our current board composition reflects our commitment to diversity in the areas of gender, ethnicity and professional background. Currently, of the seven directors on our board of directors, two are women and one is African-American. Our nominating and corporate governance committee evaluates each person in the context of our board of directors as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment, using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, our nominating and corporate governance committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of our board of directors.
Our nominating and corporate governance committee will consider stockholder recommendations of candidates on the same basis as it considers all other candidates. Stockholder recommendations should be submitted to us under the procedures discussed in “Corporate Governance Matters—Stockholder Communications with our Board of Directors,” and should include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information and a description of the proposed nominee’s qualifications as a director. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
Compensation Committee Interlocks and Insider Participation
During the fiscal year ended December 31, 2021, Robert J. Keegan, James L. Bierman, W. Kent Geer and Machelle Sanders served on our compensation committee. None of the members of our compensation committee has ever been an officer or employee of Novan. None of the members were parties to any related party transaction with Novan during the year ended December 31, 2021. None of our executive officers serves, or has served during the last fiscal year, as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our compensation committee.
Board and Committee Meetings and Attendance
Our board of directors and its standing committees meet throughout the year on a set schedule and also hold special meetings and act by written consent from time to time. During 2021:
•our board of directors held 6 meetings;
•our audit committee held 4 meetings;
•our compensation committee held 8 meetings; and
•our nominating and corporate governance committee held 3 meetings.
Each director attended at least 75% of the aggregate number of the meetings of our board of directors (held during the period of 2021 in which he or she served as a director) and the committee(s) on which he or she served (held during the period of 2021 in which he or she served on such committee(s)). We do not have a stated policy regarding director attendance at annual stockholder meetings but strongly encourage our directors to attend each such meeting. At our 2021 Annual Meeting of Stockholders, each of our directors as of that date was present.
As required under applicable Nasdaq listing requirements, in 2021, Novan’s independent directors met in regularly scheduled executive sessions at which only independent directors were present.
Stockholder Communications with our Board of Directors
Stockholders who wish to communicate with our board of directors may do so by sending written communications to our Corporate Secretary addressed as follows: Novan, Inc., Attn: Corporate Secretary, 4020 Stirrup Creek Drive, Suite 110, Durham, NC 27703, or via e-mail to annualmeeting@novan.com. The communications will be reviewed by the Corporate Secretary. The Corporate Secretary will forward such communication to our board of directors or to any individual director to whom the communication is addressed unless the communication is unduly frivolous, hostile, threatening or similarly inappropriate, in which case the Corporate Secretary shall discard the communication.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and other employees. Our Code of Business Conduct and Ethics is available on the “Corporate Governance” page of the “Investor Relations” section of our website, which may be accessed by navigating to http://www.novan.com/investors/, by clicking the link under “Corporate Governance” and then by clicking on “Code of Business Conduct and Ethics” under “Governance Documents.” We intend to post on our website and (if required) file on Form 8-K all disclosures that are required by applicable law, the rules of the SEC or the Nasdaq listing standards, concerning any amendment to, or waiver from, our Code of Business Conduct and Ethics.

Policy Against Hedging and Margin Transactions
Our insider trading policy provides that our employees, officers and directors may not engage in certain forms of hedging or monetization transactions (including zero-cost collars and forward sales contracts) involving the Company’s securities that allow the employee, officer or director to continue to own the securities but without the full risks and rewards of ownership. The policy also prohibits our employees, officers and directors from purchasing Company securities on margin and from pledging Company securities as collateral to secure loans, including as collateral in a margin account.
Periodic Review of Classified Board Structure
In accordance with the terms of our restated certificate of incorporation, and amended and restated bylaws, (a) our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms, and (b) the stockholders may not adopt, amend, alter or repeal provisions within our certificate of incorporation or our bylaws, or adopt any provision inconsistent therewith, unless such action is approved by the affirmative vote of the holders of at least 75% of the votes that all the stockholders would be entitled to cast in any annual election of directors or class of directors. These provisions were included in our restated certificate of incorporation and amended and restated bylaws when we consummated the Company’s initial public offering, and our board of directors believes that they promote stockholder interests by promoting long-term value creation and making the Company less vulnerable to pressures that may seek to deliver immediate stockholder returns by underinvesting in long-term growth (particularly given the high volatility in our stock price in recent years). The nominating and corporate governance committee and our board of directors as a whole will review the continued appropriateness of these provisions periodically to confirm that our board of directors believes that they continue to promote stockholder interests. The nominating and corporate governance committee conducted such an evaluation in the first quarter of 2022 and concluded that these provisions continued to remain appropriate and in the interests of stockholders.

PROPOSAL 2

ADVISORY (NONBINDING) APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION (THE “SAY-ON-PAY” VOTE)
Our executive compensation program is designed to provide a competitive level of compensation necessary to attract and retain the executive talent essential to the achievement of our strategic and operational goals and to create and maintain stockholder value. We believe that our compensation policies and procedures reward our named executive officers for both their performance and the Company’s performance, and we believe such compensation policies and procedures create interests for our named executive officers that are strongly aligned with the short- and long-term interests of our stockholders.
As required by Section 14A of the Exchange Act, we are providing our stockholders with an opportunity to vote in an advisory (nonbinding) manner to approve the compensation of our executive officers. This proposal, commonly known as a “Say-on-Pay” proposal, is designed to give you as a stockholder the opportunity to endorse or not endorse our executive compensation program through the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the “Executive Compensation” section, the compensation tables and the related narrative disclosure.”
When you cast your vote, we urge you to consider the description of our executive compensation program contained in this proxy statement, including in the “Executive Compensation” section, the compensation tables and narrative disclosure, as well as the following factors:
•    Compensation decisions for our named executive officers are made by a committee of independent directors.
•    A substantial portion of our named executive officers’ compensation is in the form of equity, which aligns our named executive officers’ interests with those of our stockholders and incentivizes our named executive officers to create stockholder value, as shown in the “Outstanding Equity Awards at Fiscal Year End” table.
In particular, the awards that had been granted under the Company’s Tangible Stockholder Return Plan, or the
Performance Plan, expired without payment on March 1, 2022 as our stock price did not reach the minimum share price target necessary to trigger a payment.
•    The compensation committee attempts to set challenging pre-established operational goals related to our named executive officers’ cash bonuses.
•    2021 was the first full year under our named executive officers’ respective employment agreements.

Because your vote is advisory, it will not be binding upon our board of directors, it will not overrule any decision by the Board, and it will not create or imply any additional fiduciary duties on our board of directors or any of its members. However, the compensation committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

ADVISORY (NONBINDING) VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS (THE “SAY-ON-FREQUENCY” VOTE)
Our stockholders may approve, on an advisory (nonbinding) basis, the frequency of the advisory vote on the compensation of our named executive officers as disclosed in our proxy statement. Stockholders may choose to approve holding an advisory vote on the compensation of our named executive officers annually, biennially or triennially. Accordingly, we are asking stockholders whether the advisory vote should occur every year, once every two years or once every three years.
Our board of directors has considered the frequency of the advisory vote on the compensation of our named executive officers that it should recommend. After considering the benefits and consequences of each option for the frequency of submitting the advisory vote on the compensation of our named executive officers to stockholders, our board of directors recommends submitting the advisory vote on the compensation of our named executive officers to our stockholders every year.
In voting on this advisory vote on the frequency of the advisory vote on the compensation of our named executive officers, stockholders should be aware that they are not voting “for” or “against” our board of directors’ recommendation to vote for a frequency of every year for holding future advisory votes on the compensation of our named executive officers. Rather, stockholders will be casting votes to recommend an advisory vote on the compensation of our named executive officers, which may be every year, once every two years or once every three years, or they may abstain entirely from voting on the proposal.
We recognize that stockholders may have different views as to the best approach for the Company, and therefore, we look forward to hearing from our stockholders as to their preferences on the frequency of the advisory vote on the compensation of our named executive officers. The option on the frequency of the advisory vote on the compensation of our named executive officers that receives the most votes from stockholders will be considered by our board of directors and compensation committee as the stockholders’ recommendation as to the frequency of future advisory votes on the compensation of our named executive officers. However, the outcome of this advisory vote on the frequency of the advisory vote on the compensation of our named executive officers is not binding on the Company or our board of directors. Nevertheless, our board of directors will review and consider the outcome of this vote when making determinations as to when the advisory vote on the compensation of our named executive officers will again be submitted to stockholders for approval at an annual general meeting of stockholders within the next three years.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “EVERY YEAR” WITH RESPECT TO PROPOSAL 3.

PROPOSAL 4

AUTHORIZATION OF THE POTENTIAL FUTURE ISSUANCE OF SHARES OF COMMON STOCK IN CONNECTION WITH THE COMPLETED ACQUISITION OF EPI HEALTH, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635

Background

On March 11, 2022, we entered into a Unit Purchase Agreement, the Purchase Agreement with EPI Health and Evening Post Group, LLC, a South Carolina limited liability company, or Seller, pursuant to which, and concurrently with the execution thereof, we acquired all of the issued and outstanding units of membership interest of EPI Health, or the EPI Health Acquisition, for aggregate consideration at closing of $27.5 million, as adjusted based on cash, transaction expenses and net working capital, or the Closing Purchase Price. The Closing Purchase Price consisted of (i) $11.0 million paid in cash and (ii) a secured promissory note issued to Seller in the principal amount of $16.5 million, or the Seller Note. The EPI Health Acquisition closed on March 11, 2022 and such closing was not contingent upon, or subject to, stockholder approval.

The EPI Health Acquisition establishes a robust commercial infrastructure for us, and positions us as a fully-integrated specialty dermatology company with a robust pipeline of development candidates supported by the commercial foundation to support the commercialization of such products.

In addition to the Closing Purchase Price, the Purchase Agreement provides for the payment of additional consideration totaling up to $23.5 million upon achievement of certain milestones by EPI Health, or the contingent consideration, as follows:

i.$1.0 million, as a one-time payment, payable in cash, upon Seller’s completion of the transition services provided under the transition services agreement between us and Seller;

ii.$3.0 million, as a one-time payment, payable in cash or our common stock, $0.0001 par value per share, at our discretion, upon net sales of certain of EPI Health’s legacy products exceeding $30 million during the period from April 1, 2022 through March 31, 2023;

iii.up to $2.5 million, paid in quarterly installments in cash or common stock at our discretion, upon net sales of Wynzora® exceeding certain quarterly thresholds or an annual threshold of $12.5 million during the period from April 1, 2022 through March 31, 2023;

iv.$5.0 million, as a one-time payment, payable in cash or common stock at our discretion, upon the first occurrence of post-closing net sales of certain of EPI Health’s legacy products exceeding $35 million during any twelve-month period from April 1, 2023 through March 31, 2026; and

v.up to $12.0 million based on receipt by EPI Health of milestones related to Sitavig® from EPI Health’s OTC Switch License Agreement with Bayer Healthcare LLC.

As noted above, the majority of the contingent consideration can be paid in the form of cash, or our common stock, or a combination of both, all in the discretion of the Company. The Purchase Agreement provides that the number of shares that may be issued pursuant to the Purchase Agreement or otherwise in connection with the EPI Health Acquisition will be limited to no more than 19.99% of the number of outstanding shares of our common stock immediately prior to the closing of the EPI Health Acquisition, unless stockholder approval is obtained to issue more than 19.99%. Such stockholder approval is the subject of this proposal.

None of the milestones listed above have been achieved as of April 22, 2022, and as such we have not issued any shares of our common stock as contingent consideration as of that date. The actual number of shares of our common stock issued to Seller, if any, is not currently determinable and will depend on whether and to what extent the applicable milestones are achieved, whether we elect to pay the amount due in shares of our common stock, and on the volume weighted average closing price of our common stock over the twenty consecutive trading days immediately prior to achievement of the applicable milestone. Any issuance of the shares of our common stock to pay the contingent consideration will dilute the beneficial ownership of all of our current stockholders.

At the closing of the EPI Health Acquisition, we also entered into the Seller Note to finance a portion of the Closing Purchase Price. The Seller Note has a principal amount of $16.5 million with interest-only payments due over the course of the 24-month term of the Seller Note. The Seller Note will bear interest at the rate of 5% per annum for the first 90 days after the closing date, 15% per annum for the following 12 months, and 18% per annum for the remainder of the term. The non-amortizing principal of the Seller Note is to be paid in full at maturity and is secured by the membership interests of EPI Health held by us. EPI Health is a guarantor of the Seller Note. There is no penalty for repaying the Seller Note prior to the end of the term.

On March 11, 2022, we filed a Current Report on Form 8-K, or the Form 8-K, with the SEC regarding the terms of the Purchase Agreement. Please see the Form 8-K for a further description of the EPI Health Acquisition and the Seller Note.

Reasons for Seeking Stockholder Approval

Our common stock is listed on the Nasdaq Capital Market and we are subject to the Nasdaq listing requirements. As described in greater detail below, Nasdaq places certain limits on the number of shares of our common stock that may be issued in connection with an acquisition without stockholder approval, and in line with those restrictions, the Purchase Agreement provides that the number of shares that may be issued pursuant to the Purchase Agreement or otherwise in connection with the EPI Health Acquisition will be limited to no more than 19.99% of the number of outstanding shares of our common stock immediately prior to the closing of the EPI Health Acquisition, unless stockholder approval is obtained to issue more than 19.99%. Because we have the ability under the Purchase Agreement to pay certain contingent consideration, if earned, in shares of our common stock, we are seeking stockholder approval of this proposal to provide maximum flexibility for the Company to meet its obligations in a manner that best serves the interests of the Company and its stockholders at the time payments become due.

Nasdaq Listing Rule 5635(a), among other things, requires stockholder approval prior to the issuance of securities in connection with an acquisition of the stock or assets of another company where, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision: (A) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock; or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

Immediately prior to the time we entered into the Purchase Agreement, we had 18,815,892 shares of our common stock outstanding. Therefore, pursuant to Nasdaq Listing Rule 5635(a), we must obtain stockholder approval before issuing more than 3,763,178 shares, or the Share Issuance Cap, in connection with the EPI Health Acquisition. Accordingly, we are seeking stockholder approval of this proposal in order to satisfy the requirements of Nasdaq Listing Rule 5635(a) with respect to the potential issuance of shares of our common stock in connection with the EPI Health Acquisition, to the extent that our board of directors determines that it is in the best interests of the Company and its stockholders to pay such contingent consideration in shares of common stock and the number of shares of our common stock to be issued equals or exceeds the Share Issuance Cap.

Additionally, Nasdaq Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance could result in a “change of control” of the company. This rule does not define when a change in control of a company may be deemed to occur; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or entity potentially could hold 20% or more of the outstanding shares of common stock or voting power of an issuer and such ownership or voting power of an issuer would represent the largest ownership position in the issuer. We are seeking stockholder approval of this proposal in order to satisfy the requirements of Nasdaq Listing Rule 5635(b) with respect to the issuance of the shares of our common stock as payment for the contingent consideration in the event the issuance could be considered a “change of control” under that rule. Our stockholders should note that a “change of control” for purposes of Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Delaware law, our organizational documents, U.S. income tax laws or any other purpose. Although we are seeking stockholder approval of the potential issuance of shares in connection with the EPI Health Acquisition, we do not believe that the issuance of shares in connection with payment of the contingent consideration will result in a “change of control” of the Company for purposes of Nasdaq Listing Rule 5635(b) or for any other purpose.

Consequences of Not Approving this Proposal

Although the failure of our stockholders to approve this proposal will not negate the existing terms of the Purchase Agreement or any other documents relating to the EPI Health Acquisition, if this proposal is not approved by our stockholders, we would not be able to make payments of the contingent consideration in shares of our common stock that would exceed the Share Issuance Cap and would need to make such payments in cash in order to maintain compliance with applicable Nasdaq listing requirements and the terms of the Purchase Agreement. We expect that we would need to raise additional funding if we are required to make such payments in cash, and such additional sources of funding may not be available or, if available, could be on terms less favorable to us than those available if we were to issue shares of our common stock in order to meet such payment obligations.

Accordingly, although no contingent consideration has become payable to Seller as of April 22, 2022, we are seeking stockholder approval at this time in the event we elect to issue any shares of our common stock if any contingent consideration under the Purchase Agreement becomes payable in the future. We will not issue any shares to Seller prior to the stockholder vote at the Annual Meeting.

Consequences of Approving this Proposal

If this proposal is approved, we will be able to issue shares of our common stock in payment of contingent consideration in connection with the EPI Health Acquisition in an amount equal to or in excess of 20% of the number of outstanding shares of our common stock immediately prior to the closing of the EPI Health Acquisition. The actual number of shares that we may issue as payment of contingent consideration will depend on multiple factors, including the milestones that are actually achieved, the amount of corresponding payments that are paid in shares of our common stock and the market price of our common stock at the time that we make any payment in shares of our common stock. While we believe that having the ability to make milestone payments in shares of our common stock provides benefits to us and our stockholders, including the conservation of cash, such payments in shares of our common stock may cause substantial dilution to the equity interests of our current stockholders.

Additionally, while our board of directors does not currently contemplate any further transactions, our board of directors may determine in the future that it is in the best interests of stockholders and the Company to issue shares of our common stock or securities convertible into or exercisable for shares of our common stock in equity or debt financings to, among other purposes, meet obligations that we incurred in connection with the EPI Health Acquisition, including the extinguishment of the Seller Note, and to help pay the obligations we assumed in the EPI Health Acquisition. Such additional sources of funding may not be available or, if available, could be on terms less favorable to us, and could result in substantial dilution to existing stockholders.

Description of the Common Stock That May Be Issued In Connection With Milestone Payments

The shares of our common stock to be issued upon achievement of any milestone, if any, will be unregistered and the same class of common stock that we have listed on the Nasdaq Capital Market under the trading symbol “NOVN”. Holders of our common stock have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to our common stock.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock. None of our officers or directors are entitled to receive any of the contingent consideration set forth above under the terms of the Purchase Agreement.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4.

PROPOSAL 5
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has selected BDO USA, LLP as Novan’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. BDO USA, LLP has audited Novan’s financial statements since fiscal year 2018. Representatives of BDO USA, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
Neither Novan’s bylaws nor other governing documents or law require stockholder ratification of the selection of BDO USA, LLP as Novan’s independent registered public accounting firm. However, we are submitting the selection of BDO USA, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our audit committee will reconsider the retention of that firm. Even if the selection is ratified, our audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Novan and its stockholders.
The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of BDO USA, LLP.
We have been advised by BDO USA, LLP that it is an independent registered public accounting firm with the Public Company Accounting Oversight Board, and that it complies with the auditing, quality control and independence standards and rules of the Public Company Accounting Oversight Board.
Principal Accountant Fees and Services
The following table represents the aggregate fees and expenses for services provided by BDO USA, LLP, our independent registered public accounting firm for the fiscal years ended December 31, 2021 and 2020.

	Fiscal Year Ended
	2021	2020
	(in thousands)
Audit Fees (1)	$329	$310
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$329	$310

1.Audit fees consist of fees billed, or expected to be billed, for professional services rendered for the audit of our consolidated annual financial statements, review of the interim consolidated financial statements, the issuance of consent and comfort letters in connection with registration statement filings with the SEC and all services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements. Audit fees for the fiscal year ended December 31, 2020 also include additional fees related to the restatement of our historical financial statements.
All fees described above were approved by our audit committee.
Pre-Approval Policies and Procedures
Our audit committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of our audit committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of our audit committee’s members, but the decision must be reported to the full audit committee at its next scheduled meeting.

Our audit committee has determined that the rendering of services other than audit services by BDO USA, LLP are compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 5.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1
During 2021, four independent, non-employee directors served on the audit committee: W. Kent Geer, Robert J. Keegan, John Palmour and Steven D. Skolsky.
The principal purpose of the audit committee is to assist the board of directors in its oversight of Novan’s accounting and financial reporting processes and audits of Novan’s consolidated financial statements. The audit committee is responsible for appointing, evaluating, retaining and, when necessary, terminating Novan’s independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm.
Management is responsible for Novan’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of Novan’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) to obtain reasonable assurance that Novan’s consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of such financial statements with accounting principles generally accepted in the United States.
In this context, the audit committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2021, with management and BDO USA, LLP. The audit committee has discussed with BDO USA, LLP the matters required to be discussed by PCAOB Auditing Standard 1301, Communications with Audit Committees. The audit committee has also received the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence.
Based on its review and discussions with management and the independent registered public accounting firm, the audit committee recommended to the board of directors that the audited financial statements be included in Novan’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Submitted by the Audit Committee
W. Kent Geer, Chair
Robert J. Keegan
John Palmour
Steven D. Skolsky

1 The information contained in the report of Novan’s audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by Novan under the Exchange Act or the Securities Act of 1933, as amended, or the Securities Act, unless and only to the extent that Novan specifically incorporates it by reference.

EXECUTIVE OFFICERS OF THE COMPANY
The following table sets forth information regarding our executive officers, including their ages as of the date of the Annual Meeting:

Name	Age	Position(s)
Paula Brown Stafford	57	President, Chief Executive Officer and Chairman of the Board of Directors
John M. Gay	45	Chief Financial Officer and Corporate Secretary
Brian M. Johnson	55	Chief Commercial Officer
For information regarding Mrs. Stafford, please refer to “Proposal 1—Election of Directors,” above.
John M. Gay was appointed as our Chief Financial Officer effective September 23, 2020, and also serves as our principal financial officer and Corporate Secretary. He joined Novan in May of 2018 and previously held the position of Senior Director of Finance and Corporate Controller through January 2019, and Vice President, Finance and Corporate Controller from January 2019 until September 23, 2020. Prior to Novan, Mr. Gay held previous director positions, including Director of SEC Reporting, with Valassis Digital Corp. and MaxPoint Inc., from May 2014 to April 2018. Mr. Gay also served as Corporate Controller of Furiex Pharmaceuticals, Inc. from June 2010 to May 2014, including from its initial listing on the Nasdaq stock exchange through the execution of an agreement providing for the acquisition of the company by Forest Laboratories, Inc., a subsidiary of Actavis plc, in an all-cash transaction valued at approximately $1.1 billion. Prior to joining Furiex Pharmaceuticals, Inc., Mr. Gay served as Audit Senior Manager and in other roles of increasing responsibilities at Deloitte and Arthur Andersen from September 2000 to May 2010. Mr. Gay is a certified public accountant and holds Bachelor’s degrees in Economics and History, and a Master of Accounting degree from the University of North Carolina at Chapel Hill.
Brian M. Johnson was appointed as our Chief Commercial Officer effective November 1, 2021. In addition to previously serving as the Chief Commercial Officer at Novan from 2015 to 2018, Mr. Johnson most recently served as a Principal at Two Hearts Group, a pharmaceutical and life science consulting firm where he acted as UCB's Head, Digital Marketing, Psoriasis in the Global Mission for bimekizumab. Additionally, Mr. Johnson served as the Vice President of Prescription Marketing and Chief Digital Officer at Galderma, Mr. Johnson has also served as President at Revian, Inc, Director, Peer to Peer Marketing at Novartis and positions of increasing seniority at Ortho Pharmaceutical Corporation and Medicis. Mr. Johnson holds an MBA from Southern Methodist University and a BS in Business Administration from the University of Kansas. He is a member of the American Acne and Rosacea Society, Masters of Dermatologic Society, Women's Dermatology Society and the American Academy of Dermatology.
EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program with respect to the 2021 fiscal year for the individual(s) who served as our principal executive officer during the year and our other most highly compensated executive officer(s) who was serving as an executive officer as of December 31, 2021. We refer to these persons as our “named executive officers” elsewhere in this Annual Report.
Our named executive officers for the 2021 fiscal year were:
•Paula Brown Stafford, Chairman, President and Chief Executive Officer;
•John M. Gay, Chief Financial Officer and Corporate Secretary; and
•Brian M. Johnson, Chief Commercial Officer (as of November 1, 2021)

Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2021 and December 31, 2020.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Paula Brown Stafford (4)	2021	$598,850	$389,253	$432,150	$—	$18,780	$1,439,033
President and Chief Executive Officer (effective February 2, 2020)	2020	590,000	299,425	230,887	—	8,439	1,128,751

John M. Gay (5)	2021	318,544	146,421	308,049	—	17,300	790,314
Chief Financial Officer and Corporate Secretary (effective September 23, 2020)	2020	293,125	110,000	9,849	—	4,906	417,880

Brian M. Johnson (6)	2021	56,667	39,875	249,315	—	63,125	408,982
Chief Commercial Officer (effective November 1, 2021)	2020	—	—	—	—	—	—

(1)Amounts reflect the grant-date fair value of equity-based awards granted to our named executive officers, as applicable, including: (i) stock options in 2021 and 2020; and (ii) SARs in 2020. Both stock option and SARs fair values are estimated using the Black Scholes Option Pricing Model in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. For a discussion of the assumptions used to estimate the value of the options and SARs made to our named executive officers, see the section of our Annual Report entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Use of Estimates—Stock-Based Compensation” in our Annual Report, as well as “Note 1—Organization and Significant Accounting Policies” and “Note 11—Stock-Based Compensation” to the accompanying consolidated financial statements included in our Annual Report.
(2)The Senior Executive Annual Incentive Plan expired by its terms at the Company’s 2020 Annual Meeting of Stockholders, and thus, the Company did not award performance-based cash bonuses under the Company’s Senior Executive Annual Incentive Plan in 2021 or 2020. For a description of the named executive officers’ annual bonus opportunities, please review the section entitled “Executive Compensation—Narrative to Summary Compensation Table—Bonuses.”
(3)All other compensation includes matching contributions made under our 401(k) plan for 2021 and Health Savings Account contributions for 2021 for Mrs. Stafford and Mr. Gay, and premiums for executive life insurance for the benefit of Mrs. Stafford in 2021. All other compensation includes matching contributions made under our 401(k) plan for Mrs. Stafford and Mr. Gay in 2020. In addition, prior to Mr. Johnson’s commencement date as our Chief Commercial Officer, we made certain payments totaling $63,125 to Two Hearts Group, LLC, where Mr. Johnson is managing director, for consulting services rendered.
(4)Mrs. Stafford became our Chief Executive Officer effective February 2, 2020, and in connection therewith, Mrs. Stafford entered into an amended and restated employment agreement, as further amended by that first amended dated as of November 9, 2021, or the Stafford Employment Agreement, as described in further detail within the section entitled “Executive Compensation—Arrangements with our Named Executive Officers—Arrangements with Paula Brown Stafford.”
(5)Mr. Gay was appointed as our Chief Financial Officer effective September 23, 2020, and we entered into a new employment agreement with Mr. Gay, as amended August 11, 2021, or the Gay Employment Agreement, as described in further detail within the section entitled “Executive Compensation—Arrangements with our Named Executive Officers—Arrangements with John M. Gay.”
(6)Mr. Johnson was appointed as our Chief Commercial Officer effective November 1, 2021, and we entered into an employment agreement with Mr. Johnson, or the Johnson Employment Agreement, as described in further detail within the section entitled “Executive Compensation—Arrangements with our Named Executive Officers—Arrangements with Brian M. Johnson.”

Narrative to Summary Compensation Table
Elements of Compensation
During 2021, we compensated our named executive officers through a combination of base salary, cash bonuses, long-term performance-based awards under the Performance Plan and 2016 Incentive Award Plan, or the 2016 Plan, and other perquisites and benefits as described below.
Please see the section entitled “Executive Compensation—Arrangements with our Named Executive Officers” below for further description of each named executive officer’s employment agreement.

Annual Base Salaries
The named executive officers receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role(s) and responsibilities. In 2021, our named executive officers were entitled to the following total base salaries:
•Mrs. Stafford was entitled to $598,850 pursuant to the Stafford Employment Agreement;
•Mr. Gay was entitled to $318,544 pursuant to the Gay Employment Agreement; and
•Mr. Johnson was entitled to $56,667, which reflects the prorated amount of Mr. Johnson’s $340,000 annual base salary for services rendered from November 1, 2021, through December 31, 2021, pursuant to the Johnson Employment Agreement.
Bonuses
Each named executive officer’s employment agreement provided for certain cash bonuses for the year ended December 31, 2021, as described below:
•In 2021, the Stafford Employment Agreement provided Mrs. Stafford with an annual target cash bonus opportunity equal to not less than 55% and up to a maximum of 75% of her base salary, payable based on performance criteria. Our compensation committee has determined that Mrs. Stafford will receive a bonus of $389,253 for the year ended December 31, 2021, after determining that certain corporate performance objectives were achieved during 2021.
•In 2021, the Gay Employment Agreement provided Mr. Gay with an annual target cash bonus opportunity equal to 35% of his base salary, payable based on performance criteria. Our compensation committee has determined that Mr. Gay will receive a bonus of $111,421 for the year ended December 31, 2021, after determining that certain corporate performance objectives were achieved during 2021. In addition, on August 11, 2021, a $35,000 one-time payment was approved for Mr. Gay related to a success bonus paid to employees following the announcement of the positive top-line results of the B-SIMPLE 4 study.
•In 2021, the Johnson Employment Agreement provided Mr. Johnson with an annual target cash bonus opportunity equal to 35% of his base salary, payable based on performance criteria. Our compensation committee has determined that Mr. Johnson will receive a bonus of $14,875 for the year ended December 31, 2021, after determining that certain corporate performance objectives were achieved during 2021, as ratably adjusted based on his employment date during 2021. In addition, Mr. Johnson received a $25,000 one-time payment related to a signing bonus based on his employment during 2021.
Long-term Performance-based Compensation—2016 Incentive Award Plan
We currently sponsor the 2016 Plan, for purposes of granting stock options, SARs, and other equity-based instruments to our executive officers, directors and employees.

Initial and promotion option grants to our executive officers are generally set forth in their employment agreements. These initial and promotion grants are the product of negotiation with the executive officer, but we generally seek to establish equity ownership levels that we believe are commensurate with the equity positions held by executive officers serving in similar roles at comparable biopharmaceutical companies. Stock option grants made to our executive officers include (i) time-based vesting awards with vesting provisions ranging from six months to three years and (ii) awards that have also included performance-based vesting conditions.

In connection with entering into the amendment to the Stafford Employment Agreement, as discussed below, Mrs. Stafford was entitled to receive (i) 75,000 non-qualified stock options, which were granted in the fourth quarter of 2021, and (ii) an additional grant of 75,000 non-qualified stock options in January 2022.

In 2021, Mr. Gay received an option to purchase 37,750 shares of common stock and an option to purchase 2,500 shares of common stock, both granted in the second quarter of 2021.

In 2021, Mr. Johnson received an option to purchase 50,000 shares of common stock granted in the fourth quarter of 2021.

Long-term Performance-based Compensation—Performance Plan

In August 2018, our board of directors approved and established the Performance Plan, which is a performance-based long-term incentive plan. The Performance Plan is intended to tie long-term employee incentive compensation to specific, significant increases in our underlying common stock price and thus directly aligns employee and stockholder objectives. The Performance Plan provides for employees to receive long-term incentive compensation payments only if the established stock price targets ($111.70 per share and $254.50 per share, subject to adjustment) are achieved. The share prices described in the description of the Performance Plan in this proxy statement reflect the proportionate adjustment to reflect the impact of the Company’s one-for-ten reverse stock split effective May 25, 2021.

The Performance Plan provides for the bonus pool to generally be paid in the form of cash. However, our compensation committee has discretion to pay any bonus award under the Performance Plan in the form of cash, shares of our common stock or a combination thereof, but only if our board of directors and stockholders approve the reservation of shares of our common stock for such payment.

The Performance Plan, which was effective immediately upon approval and expired on March 1, 2022, covered all employees, including our executive officers, consultants and other persons deemed eligible by our compensation committee. If the Performance Plan’s share price targets were not achieved by the expiration date of March 1, 2022, no established bonus awards would be disbursed under the plan. The fair value of all awards granted under the Performance Plan was zero as of December 31, 2021, as computed in accordance with ASC Topic 718. The Performance Plan was subsequently amended and restated to reflect minor changes in the timing for establishing minimum bonus amounts.

Our compensation committee previously established that our named executive officers would receive the following minimum bonus amounts under the Performance Plan if the share price targets had been achieved:
•In November 2018, our compensation committee established that, if the Performance Plan’s first share price target of $111.70 per share had been achieved, Mrs. Stafford would receive a minimum bonus amount under the Performance Plan of $500,000. If the Performance Plan’s first share price target were not achieved, no bonus award would be disbursed. In January 2019, our compensation committee established that Mrs. Stafford would be entitled to an additional minimum bonus amount of $250,000, bringing her total potential minimum bonus amount upon achievement of the first share price of $111.70 per share of common stock to $750,000. In June 2019, our compensation committee established that Mrs. Stafford would be entitled to an additional minimum bonus amount of $500,000, bringing her total potential minimum bonus amount upon achievement of the first share price of $111.70 per share of common stock to $1,250,000.
•In November 2018, our compensation committee established a minimum bonus amount under the Performance Plan of $150,000 for Mr. Gay. In January 2019, our compensation committee established that Mr. Gay would be entitled to an additional minimum bonus amount of $100,000, bringing his total potential minimum bonus amount upon achievement of the first share price of $111.70 per share of common stock to $250,000. In June 2019, our compensation committee established that Mr. Gay would be entitled to an additional minimum bonus amount of $250,000, bringing his total potential minimum bonus amount upon achievement of the first share price of $111.70 per share of common stock to $500,000.
Additionally, Mrs. Stafford, Mr. Gay and Mr. Johnson would also have been eligible for consideration for a discretionary bonus under the Performance Plan to be determined by our compensation committee in connection with each share price target being earned.
Other Elements of Compensation
Retirement Plans
We currently maintain the Novan, Inc. 401(k) Plan, a defined contribution retirement savings plan, or the 401(k) Plan, for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers were eligible to participate in the 401(k) Plan on the same terms as our other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) Plan. Each participant in the 401(k) Plan was eligible to receive matching contributions of up to 3% in 2020, and up to 5% in 2021, of such participant’s gross wages. These matching contributions are fully vested after one full year of employment. We believe that providing a vehicle for retirement savings though our 401(k) Plan and making matching contributions adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers.
Employee Benefits and Perquisites
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:
•medical, dental and vision benefits;
•medical and dependent care flexible spending accounts;
•short-term and long-term disability insurance; and
•life insurance.
In addition to the health and welfare benefits described above, certain named executive officers may participate in a company-paid executive life insurance plan. In 2021, we also paid certain executive life insurance premiums for the benefit of Mrs. Stafford. We generally do not provide any other perquisites to our named executive officers.
We believe the benefits and perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.
No Tax Gross-Ups
We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by us.

Outstanding Equity Awards at Fiscal Year End
The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2021.

	Option Awards						Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Share)	Option Expiration Date	Equity Incentive Plan Awards: Number of unearned shares, units or other right that have not vested (#)	Equity Incentive Plan Awards: Payout value of unearned shares, units or other right that have not vested ($)
Paula Brown Stafford	03/20/17	(1)	5,400	—	$65.30	03/20/27
Chairman, President and	08/25/17	(2)	3,050	—	42.70	08/14/27
Chief Executive Officer	10/12/17	(3)	6,840	—	50.30	09/14/27
	02/12/18	(4)	1,215	—	30.30	02/11/28
	01/28/19	(5)	5,500	—	13.50	01/01/29
	09/06/19	(6)	13,000	—	26.80	09/05/29
	02/01/20	(7)	60,000	—	8.20	01/05/30
	11/09/21	(15)	—	75,000	7.09	11/08/31
	11/13/18	(8)					(9)	$1,250,000	(8)

John M. Gay	05/31/18	(10)	1,250	—	31.50	05/20/28
Chief Financial Officer and	11/16/18	(11)	250	—	24.30	11/12/28
Corporate Secretary	01/28/19	(12)	2,334	1,166	13.50	01/27/29
	09/06/19	(6)	500	—	26.80	09/05/29
	04/06/20	(13)	3,400	—	3.69	04/06/30
	05/17/21	(16)	1,875	625	11.80	05/16/31
	05/26/21	(17)	—	37,750	9.19	05/25/31
	01/30/19	(14)					(9)	500,000	(14)

Brian M. Johnson	11/16/21	(18)	—	50,000	6.10	11/15/31
Chief Commercial Officer							—	—

(1)The option was granted under the 2016 Plan and vested six months from March 20, 2017.
(2)The option was granted under the 2016 Plan and vested in four equal quarterly installments, with the first installment vesting on September 5, 2017.
(3)The option was granted under the 2016 Plan and vested six months from vesting commencement date of September 15, 2017.
(4)The option was granted under the 2016 Plan and vested in thirty-six equal monthly installments on the first day of each month following February 12, 2018.
(5)This option was granted under the 2016 Plan, one-half vested six months from the January 2, 2019 vesting commencement date, and subsequent to the six-month anniversary of the vesting commencement date, one-twelfth vested each successive monthly anniversary following July 2, 2019.
(6)The option was granted under the 2016 Plan and vested in its entirety on June 25, 2020.
(7)The SARs were granted in connection with entering into the Stafford Employment Agreement and vested in equal quarterly installments over the initial term of the agreement, such that the SARs were fully vested on December 31, 2021.
(8)The amount reflects the minimum bonus amount payable to Mrs. Stafford as of December 31, 2021 under the Performance Plan if the first share price target of $111.70 per share had been achieved. If the Performance Plan’s first share price target were not achieved, no bonus award would be disbursed. See the section entitled “Executive Compensation—Narrative to Summary Compensation Table—Long-term Performance-based Compensation—Performance Plan” above for further information regarding the Performance Plan. In November 2018, our compensation committee established a minimum bonus amount under the Performance Plan of $500,000. In January 2019, our compensation committee established that Mrs. Stafford would be entitled to an additional minimum bonus amount of

$250,000 and in June 2019, our compensation committee established that Mrs. Stafford would be entitled to an additional minimum bonus amount of $500,000, bringing her total potential minimum bonus amount upon achievement of the first share price of $111.70 per share of common stock to $1,250,000.
(9)Minimum bonus amounts established by our compensation committee under the Performance Plan—the Performance Plan provides for the bonus pool to generally be paid in the form of cash, and awards are denominated in cash. Our compensation committee has discretion to pay any bonus award under the Performance Plan in the form of cash, shares of our common stock or a combination thereof, provided that our board and stockholders have approved the reservation of shares of our common stock for such payment. The Performance Plan expired March 1, 2022 and the fair value of these related awards as of December 31, 2021 was zero as computed in accordance with ASC Topic 718.
(10)The option was granted as an inducement grant in accordance with Nasdaq Listing Rule 5635(c)(4), and vested in three equal annual installments with the first installment vesting on May 21, 2019.
(11)The option was granted under the 2016 Plan and vested in three equal annual installments with the first installment vesting on November 13, 2019.
(12)The option was granted under the 2016 Plan and vests in three equal annual installments with the first installment vesting on January 28, 2020.
(13)The option was granted under the 2016 Plan, and one half vested on June 30, 2020, one quarter vested on September 30, 2020, and the remaining one quarter vested on December 31, 2020.
(14)The amount reflects the minimum bonus amount payable to Mr. Gay as of December 31, 2021 under the Performance Plan if the first share price target of $111.70 per share had been achieved. See the section entitled “Executive Compensation—Narrative to Summary Compensation Table—Long-term Performance-based Compensation—Performance Plan” above for further information regarding the Performance Plan. In November 2018, our compensation committee established a minimum bonus amount under the Performance Plan of $150,000. In January 2019, our compensation committee established that Mr. Gay would be entitled to an additional minimum bonus amount of $100,000 and in June 2019, our compensation committee established that Mr. Gay would be entitled to an additional minimum bonus amount of $250,000, bringing his total potential minimum bonus amount upon achievement of the first share price of $111.70 per share of common stock to $500,000.
(15)The option was granted under the 2016 Plan and vests in three installments with one-half vesting upon the first anniversary of the grant date and one-half of the remaining options vesting on each of the next two anniversaries of the grant date.
(16)The option was granted under the 2016 Plan and vests in four equal quarterly installments with the first installment vesting on June 30, 2021.
(17)The option was granted under the 2016 Plan and vests in three equal annual installments with the first installment vesting on May 26, 2022.
(18)The option was granted under the 2016 Plan and vested in three equal annual installments with the first installment vesting on November 1, 2022.
Arrangements with our Named Executive Officers
We have entered into employment arrangements with our named executive officers that set forth certain terms and conditions of their employment, including base salary and employee benefits.

Arrangements with Paula Brown Stafford
Mrs. Stafford serves as our President and Chief Executive Officer and is compensated pursuant to the Stafford Employment Agreement. Pursuant to the Stafford Employment Agreement, Mrs. Stafford receives an annual base salary of $598,850 and is eligible to receive an annual performance-based bonus with a target bonus of 55% to 75% of her base salary. Mrs. Stafford is also eligible to participate in our incentive award plans. Mrs. Stafford continues to be eligible to participate in standard benefit plans as well as an executive life insurance plan, as well as for reimbursement of reasonable business expenses. In addition, our board of directors approved a stock appreciation right, or the Stafford SAR Award, for Mrs. Stafford under the 2016 Plan covering 60,000 shares of our common stock. The Stafford SAR Award was granted on a contingent basis and would have been considered irrevocably forfeited and voided in full if sufficient shares of our common stock were not available under the 2016 Plan or if we failed to obtain stockholder approval for amendments to the 2016 Plan at the next annual stockholders’ meeting to provide sufficient shares for the Stafford SAR Award. In such event, we would have been required to pay Mrs. Stafford the cash-equivalent value of the amount that would have been due and payable per the Stafford SAR Award upon any properly noticed exercise of any vested portion of the Stafford SAR Award. Such condition was satisfied, and the SARs were no longer considered to be granted on a contingent basis, as of February 1, 2020. In connection with the amendment of the Stafford Employment Agreement in November 2021, Mrs. Stafford was awarded 75,000 nonqualified stock options to purchase shares of the Company’s common stock in November 2021 and January 2022.
In the event of Mrs. Stafford’s termination of employment either upon nonrenewal by the Company of the term of the Stafford Employment Agreement, by the Company without “cause” or by Mrs. Stafford for “good reason” (except as set forth below), then in addition to any accrued amounts and subject to Mrs. Stafford timely delivering an effective release of claims in the Company’s favor and her continued compliance with the previously signed Restrictive Covenants Agreement between the Company and Mrs. Stafford, Mrs. Stafford will be entitled to receive payment of her then-current base salary, plus a prorated annual bonus calculated at the minimum target level of the calendar year in which the “separation date,” as defined in the Stafford Employment Agreement, occurs based on the percentage of the calendar year actually worked by Mrs. Stafford as of the separation date, each multiplied by 1.5, plus the amount of any unpaid Annual Bonus for the prior calendar year. Such amounts will be paid in equal monthly installments over 12 months in accordance with standard payroll practices and provided, that to the extent that any such cash award constitutes nonqualified deferred compensation under Section 409A, the cash payment will be paid subject to any delay required by Section 409A. Mrs. Stafford will also be entitled to vesting of any then unvested portion of the Stafford SAR Award or any then unvested portion of any other equity award from the Company to give credit for the pro-rated portion of such equity awards for which Mrs. Stafford would have qualified based on service through the twelve-month period following the separation date, upon Mrs. Stafford’s termination without “cause” or for “good reason” not due to a “change in control” (each as defined in the Stafford Employment Agreement) . Upon termination of employment by Mrs. Stafford other than for good reason or due to her death or disability, or by the Company for cause, Mrs. Stafford will not be entitled to any additional compensation beyond any accrued amounts.

Notwithstanding the foregoing, the Stafford Employment Agreement further provides that, in the event of a “double trigger” event, Mrs. Stafford will be entitled to receive payment of her then-current base salary, plus a prorated annual bonus calculated at the minimum target level of the calendar year in which the separation date occurs based on the percentage of the calendar year actually worked by Mrs. Stafford as of the separation date, each multiplied by 2.5, plus the amount of any unpaid Annual Bonus for the prior calendar year. Such amounts will be paid in equal monthly installments over 24 months in accordance with standard payroll practices and provided, that to the extent that any such cash award constitutes nonqualified deferred compensation under Section 409A, the cash payment will be paid subject to any delay required by Section 409A. Mrs. Stafford will also be entitled to vesting of any then unvested portion of the Stafford SAR Award and any other equity grant as of the separation date.
The following circumstances are considered a “double trigger” event:
    (i) a “change in control,” as defined in the Stafford Employment Agreement (which incorporates the definition from the 2016 Plan), and
    (ii) Mrs. Stafford is terminated from employment by the Company without cause or upon the nonrenewal by the Company of the term of the Stafford Employment Agreement or by Mrs. Stafford for good reason (other than due to certain changes on the Company’s board of directors) within 12 months after a change in control, subject to Mrs. Stafford timely delivering an effective release of claims in the Company’s favor and her continued compliance with the Restrictive Covenants Agreement between the Company and Mrs. Stafford.
Arrangements with John M. Gay
Mr. Gay serves as our Chief Financial Officer and Corporate Secretary and is compensated pursuant to the Gay Employment Agreement. The Gay Employment Agreement may be terminated at-will by the Company or Mr. Gay at any time, for any or no cause or reason, and with or without prior notice. Pursuant to the Gay Employment Agreement, Mr. Gay receives an annual base salary of $319,725, is eligible to receive an annual performance-based bonus with a target bonus equal to 35% of his base salary, is eligible to participate in the Company’s incentive award plans and is entitled to the maximum amount of paid time-off allowed under the Company’s policies. The Gay Employment Agreement also provides Mr. Gay with eligibility to participate in the Company’s employee benefit plans, programs and arrangements as are provided generally from time to time to all other similarly situated employees of the Company, as well as for reimbursement of reasonable business expenses.
In the event of termination of Mr. Gay’s employment by the Company without “cause” or by Mr. Gay for “good reason,” in each case not in connection with a “change in control,” with such terms as defined in the Gay Employment Agreement, then in addition to any accrued amounts and subject to Mr. Gay timely delivering an effective release of claims in the Company’s favor and continued compliance with the existing Restrictive Covenants Agreements, as defined in the Gay Employment Agreement, Mr. Gay will be entitled to receive (i) payment of an amount equal to twelve months of his base salary, plus a prorated annual bonus, calculated at the target bonus level for the calendar year in which the separation date occurs based on the percentage of the calendar year actually worked by Mr. Gay as of the separation date, with such amount generally to be paid in equal installments over twelve months in accordance with the Company’s standard payroll practices, (ii) vesting of any of Mr. Gay’s then-unvested equity awards that would have otherwise vested through the end of the calendar year in which the separation date occurs, and (iii) reimbursement of a portion of Mr. Gay’s applicable Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or COBRA, premiums for up to six months after such separation date. In the event of termination of Mr. Gay’s employment by the Company without “cause” or by Mr. Gay for “good reason,” at the time of or within twelve months after a “change in control,” then in addition to any accrued amounts and subject to Mr. Gay timely delivering an effective release of claims in the Company’s favor and continued compliance with the existing Restrictive Covenants Agreements, Mr. Gay will be entitled to receive (i) payment of an amount equal to twelve months of his base salary, plus an amount equal to an annual bonus calculated at the target bonus level for the calendar year in which the separation date occurs, with such amount generally to be paid in equal installments over twelve months in accordance with the Company’s standard payroll practices, (ii) accelerated vesting of the remaining unvested portion of any and all equity awards issued to Mr. Gay as of the separation date and (iii) reimbursement of a portion of Mr. Gay’s applicable COBRA premiums for up to twelve months after such separation date. In the event of termination of Mr. Gay’s employment by the Company for “cause,” by Mr. Gay other than for “good reason,” or due to Mr. Gay’s death or “disability,” as defined in the Gay Employment Agreement, Mr. Gay will not be entitled to any additional compensation under the Gay Employment Agreement beyond any accrued amounts.
Arrangements with Brian M. Johnson
As of November 1, 2021, Mr. Johnson serves as our Chief Commercial Officer and is compensated pursuant to the Johnson Employment Agreement. The Johnson Employment Agreement may be terminated at-will by the Company or Mr. Johnson at any time, for any or no cause or reason, and with or without prior notice. Pursuant to the Johnson Employment Agreement, Mr. Johnson receives an annual base salary of $340,000, is eligible to receive an annual performance-based bonus with a target bonus equal to 35% of his base salary; provided, however, that immediately following the Company’s commercial launch of SB206, and subject to achievement of sales targets to be agreed upon by the CEO, the target for the annual bonus will be increased to 50% of his base salary paid in the applicable calendar year. Mr. Johnson is eligible to participate in the Company’s incentive award plans and is entitled to the maximum amount of paid time-off allowed under the Company’s policies. The Johnson Employment Agreement also provides Mr. Johnson with eligibility to participate in the Company’s employee benefit plans, programs and arrangements as are provided generally from time to time to all other similarly situated employees of the Company, as well as for reimbursement of reasonable business expenses.
In the event of termination of Mr. Johnson’s employment by the Company without “cause” or by Mr. Johnson for “good reason,” in each case not in connection with a “change in control,” with such terms as defined in the Johnson Employment Agreement, then in addition to any accrued amounts and subject to Mr. Johnson timely delivering an effective release of claims in the Company’s favor and continued compliance with the existing Restrictive Covenants Agreements, as defined in the Johnson Employment Agreement, Mr. Johnson will be entitled to receive (i) payment of an amount equal to twelve months of his base salary, plus a prorated annual bonus, calculated at the target bonus level for the calendar year in which the separation date occurs based on the percentage of the calendar year actually worked by Mr. Johnson as of the separation date, with such amount generally to be paid in equal installments over twelve months in accordance with the Company’s standard payroll practices, (ii) vesting of any of Mr. Johnson’s then-unvested equity awards that would have otherwise vested through the end of the calendar year in which the separation date occurs, and (iii) reimbursement of a portion of Mr. Johnson’s applicable COBRA premiums for up to six months after such separation date. In the event of termination of Mr. Johnson’s employment by the Company without “cause” or by Mr. Johnson for “good reason,” at the time of or within twelve months after a “change in control,” then in addition to any accrued amounts and subject to Mr. Johnson timely delivering an effective release of claims in the Company’s favor and continued compliance with the existing Restrictive Covenants Agreements, Mr. Johnson will be entitled to receive (i) payment of an amount equal to twelve months of his base salary, plus an amount equal to an annual bonus calculated at the target bonus level for the calendar year in which the separation date occurs, with such amount generally to be paid in equal installments over twelve months in accordance with the Company’s standard payroll practices, (ii) accelerated vesting of the remaining unvested portion of any and all equity awards issued to Mr. Johnson as of the separation date and (iii) reimbursement of a portion of Mr. Johnson’s applicable COBRA premiums for up to twelve months after such separation date. In the event that Mr. Johnson voluntarily resigns his employment after the date Mr. Johnson turns sixty years of age and after providing the Company with at least sixty days’ written notice, then in addition to any accrued amounts and subject to Mr. Johnson timely delivering an effective release of claims in the Company’s favor and continued compliance with the existing Restrictive Covenants Agreements, Mr. Johnson will be entitled to receive (i) payment of an amount equal to twelve months of his base salary (which for these purposes only shall be calculated based on the highest rate of base salary Mr. Johnson earns during the term of the Johnson Employment Agreement), plus an amount equal to an annual bonus calculated at the target bonus level for the calendar year in which the separation date occurs, with such amount generally to be paid in equal installments over twelve months in accordance with the Company’s standard payroll practices, and (ii) accelerated vesting of any of Mr. Johnson’s then-unvested equity awards that would have otherwise vested through the end of the calendar year in which the separation date occurs. In the event of termination of Mr. Johnson’s employment by the Company for “cause,” by Mr. Johnson other than for “good reason,” or due to Mr. Johnson’s death or “disability,” as defined in the Johnson Employment Agreement, Mr. Johnson will not be entitled to any additional compensation under the Johnson Employment Agreement beyond any accrued amounts.
Director Compensation
The following table sets forth information concerning the compensation of our directors, other than Mrs. Stafford, for the year ended December 31, 2021.

Name	Fees Earned or Paid in Cash (1)	Option Awards (2)	Total
James L. Bierman	$56,250	$99,918	$156,168
W. Kent Geer	109,375	99,918	209,293
Robert J. Keegan	82,813	99,918	182,731
John Palmour	70,292	99,918	170,210
Machelle Sanders	59,375	99,918	159,293
Steven D. Skolsky (3)	40,760	140,756	181,516
Robert A. Ingram (4)	29,670	—	29,670

(1)Amounts reflected in this column include the fees earned during the fourth quarter ended December 31, 2020, but paid in cash to the applicable director during the year ended December 31, 2021, and fees earned during the fourth quarter ended December 31, 2021, but paid in cash to the applicable director during the year ended December 31, 2022. In this column we are required to report all fees either earned or paid to directors during 2021. As a result, fees earned in 2020 for fourth quarter service in 2020 but paid in 2021 are also included; thus the dollar amount represents fees paid for five (not four) successive quarters. Fees earned in 2020 but paid in 2021 were as follows: Mr. Bierman, $11,250; Mr. Geer, $21,875; Mr. Keegan, $16,563; Mr. Palmour, $13,438; Ms. Sanders, $11,875; and Mr. Ingram, $12,500.
(2)Amounts reflect the grant-date Black-Scholes value of stock awards and stock options granted during 2021, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. For a discussion of the assumptions used to calculate the value of all stock awards and option awards made to our directors, see the section of our Annual Report entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Use of Estimates—Stock-Based Compensation”, as well as “Note 1—Organization and Significant Accounting Policies” and “Note 11—Stock-Based Compensation” to the accompanying consolidated financial statements included in our Annual Report. These amounts do not necessarily correspond to the actual value that may be recognized from the option awards by the applicable directors.
(3)Mr. Skolsky was elected to the board of directors in March 2021 and received a pro-rated option award related to his appointment as a new director.
(4)Mr. Ingram completed his term of service on the board of directors and did not seek reelection at the 2021 annual meeting of stockholders.
The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of December 31, 2021, by each director who served as a member of our board of directors during the year ended December 31, 2021, other than Mrs. Stafford. No such director held any other equity awards.

Name	Options Outstanding at Fiscal Year End December 31, 2021
James L. Bierman	14,423
W. Kent Geer	24,797
Robert J. Keegan	23,272
John Palmour	23,272
Machelle Sanders	20,347
Steven D. Skolsky	15,620
Robert A. Ingram	—
Non-Employee Director Compensation Policy
Effective March 1, 2021, we amended the Novan, Inc. Non-Employee Director Compensation Policy, or the Director Compensation Policy, for our non-employee directors that consists of annual retainer fees and equity awards that will be paid or made automatically and without further action by our board of directors. Pursuant to the Director Compensation Policy, subject to continued service on our board, (i) each non-employee director receives an annual cash retainer of $40,000; (ii) each non-employee director serving as a committee chair receives an additional annual retainer between $10,000 and $20,000; (iii) each non-employee director serving as a committee member (unless also serving as the committee chair) receives an additional annual retainer between $5,000 and $8,750, or in the event our board of directors creates a special committee, such additional cash compensation in the form of a retainer or a per meeting fee paid at the rate established by our board of directors at the time our board of directors establishes such committee; (iv) the non-employee chairman of our board of directors receives an additional annual retainer of $32,500; and (v) the lead independent director receives an additional annual retainer of $22,500. The Director Compensation Policy also provides each non-employee director with an annual equity award, contingent upon service on our board of directors as of the date of any annual meeting of our stockholders and continued service on our board of directors immediately following such annual meeting and automatically granted on the date of such annual meeting, of an option to purchase the number of shares of our common stock (at a per-share exercise price equal to the closing price per share of our common stock on the date of such annual meeting, or on the last preceding trading day if the annual meeting is not a trading day) equal to the number of shares that have an aggregate grant-date fair value of $100,000 (as determined in accordance with ASC Topic 718, with the number of shares of our common stock underlying each such award subject to adjustment as provided in the 2016 Plan); provided that at the discretion of the compensation committee and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, the compensation committee can impose a cap on the number of shares subject to such annual equity award. The equity awards described in the Director Compensation Policy are granted under and subject to the terms and provisions of the 2016 Plan or any other applicable Company equity incentive plan then-maintained by the Company. Each non-employee director who is initially elected or appointed on any date other than the date of an annual meeting of stockholders will receive a prorated portion of such annual equity award for the year of such election or appointment. Notwithstanding the foregoing, our board of directors in its sole discretion may determine that the annual equity award for any year or the prorated portion of any such annual equity award, as applicable, be granted in the form of restricted stock units with equivalent value on the date of grant. Each director equity award will vest and become exercisable in four equal quarterly installments, such that each such award shall be fully vested and exercisable on the first anniversary of the date of grant, subject to the director’s continued service on our board of directors through each applicable vesting date.
Directors have been and will continue to be reimbursed for expenses directly related to their activities as directors, including attendance at board and committee meetings. Directors are also entitled to the protection provided by their indemnification agreements and the indemnification provisions in our certificate of incorporation and bylaws.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of December 31, 2021, with respect to compensation plans under which shares of our common stock may be issued. The category “Equity Compensation Plans approved by security holders” in the table below consists of the 2016 Plan and the Company’s 2008 Stock Plan, or the 2008 Plan. The table does not include the Performance Plan as no shares of our common stock have been authorized for issuance under that plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options and SARs		Weighted Average Exercise Price of Outstanding Options and SARs		Number of Securities Remaining Available for Future Issuances under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)		($)(b)		(c)
Equity Compensation Plans approved by security holders	577,303	(1)	$14.68	(2)	1,213,224	(3)
Equity Compensation Plans not approved by security holders (4)	1,250		31.50		-
Total	578,553		14.72		1,213,224

(1)    Includes shares of common stock issuable upon exercise of outstanding options under the 2008 Plan – 3,633 shares;
and outstanding options and SARs under the 2016 Plan – 573,670 shares.

(2)    The weighted-average remaining contractual term (in years) was 8.69.

(3)    Includes shares remaining for future issuance under the 2016 Plan.

(4)    In May 2018, we awarded nonstatutory stock options to purchase an aggregate of 10,050 shares of common stock to newly-hired employees, not previously employees or directors of the Company, as inducements material to the individuals’ entering into employment with us within the meaning of Nasdaq Listing Rule 5635(c)(4), or the Inducement Grants. The Inducement Grants had a grant date of May 31, 2018 and an exercise price of $31.50 per share. The Inducement Grants were awarded outside of the 2016 Plan, pursuant to Nasdaq Listing Rule 5635(c)(4), but had terms and conditions generally consistent with our 2016 Plan and vested over three years, subject to the employee’s continued service as an employee or consultant through the vesting period. As of December 31, 2021, there were a total of 1,250 Inducement Grants outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth information regarding the beneficial ownership of our common stock as of March 31, 2022, by the following:
•each stockholder known by us to be the beneficial owner of more than 5% of our common stock;
•each of our directors;
•each of our named executive officers; and
•all of our directors and executive officers as a group.
Applicable percentages are based on 18,890,122 shares outstanding on March 31, 2022, adjusted as required by rules promulgated by the SEC.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock issuable upon the exercise of stock options or SARs or warrants exercisable within 60 days of March 31, 2022, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Novan, Inc., 4020 Stirrup Creek Drive, Suite 110, Durham, NC 27703. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
5% Stockholders:
None	—	—
Directors and Named Executive Officers:
Paula Brown Stafford (1)	110,074	*
John M. Gay (2)	26,486	*
Brian M. Johnson (3)	—	—
James L. Bierman (4)	17,423	*
W. Kent Geer (5)	26,379	*
Robert J. Keegan (6)	29,575	*
John Palmour (7)	140,115	*
Machelle Sanders (8)	21,747	*
Steven D. Skolsky (9)	15,620	*
John A. Donofrio (10)	—	—
All current directors and executive officers, as a group (10 persons) (11)	387,419	2.0%
*    Represents beneficial ownership of less than one percent.
(1)Consists of (i) 15,069 shares of common stock held by Mrs. Stafford, (ii) options to purchase 35,005 shares of common stock that are exercisable within 60 days of March 31, 2022 and (iii) 60,000 SARs exercisable within 60 days of March 31, 2022.
(2)Consists of (i) 2,500 shares of common stock held by Mr. Gay and (ii) options to purchase 23,986 shares of common stock that are exercisable within 60 days of March 31, 2022.
(3)Mr. Johnson was employed as Chief Commercial Officer on November 1, 2021.
(4)Consists of (i) 3,000 shares of common stock held by Mr. Bierman and (ii) options to purchase 14,423 shares of common stock that are exercisable within 60 days of March 31, 2022.

(5)Consists of (i) 1,582 shares of common stock held by Mr. Geer and (ii) options to purchase 24,797 shares of common stock that are exercisable within 60 days of March 31, 2022.
(6)Consists of (i) 6,303 shares of common stock held by the Robert J. Keegan Trust, with Mr. Keegan as trustee and (ii) options to purchase 23,272 shares of common stock that are exercisable within 60 days of March 31, 2022.
(7)Consists of (i) 96,843 shares of common stock, of which 27,487 are held by the Palmour 2012 Irrevocable Children’s Trust, with Dr. Palmour as trustee, (ii) warrants to purchase 20,000 shares of common stock that are exercisable within 60 days of March 31, 2022 and (iii) options to purchase 23,272 shares of common stock that are exercisable within 60 days of March 31, 2022.
(8)Consists of (i) 700 shares of common stock held by Ms. Sanders, (ii) warrants to purchase 700 shares of common stock that are exercisable within 60 days of March 31, 2022 and (iii) options to purchase 20,347 shares of common stock that are exercisable within 60 days of March 31, 2022.
(9)Consists of options to purchase 15,620 shares of common stock that are exercisable within 60 days of March 31, 2022.
(10)Mr. Donofrio was employed as Chief Operating Officer on March 11, 2022.
(11)Consists of (i) 125,997 common shares held by our current executive officers and current directors, (ii) warrants to purchase 20,700 shares of common stock that are exercisable within 60 days of March 31, 2022 and (iii) options and SARs to purchase 240,722 shares of common stock exercisable within 60 days of March 31, 2022.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for Related Party Transactions

Our board of directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, the amount involved exceeds the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section either were approved or ratified pursuant to this policy or occurred prior to the adoption of this policy.
Certain Relationships and Related Transactions
The following includes a summary of transactions since January 1, 2019, to which we were or are to be a participant, in which the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described in “Executive Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.
2020 Registered Direct Offering
On March 24, 2020, we entered into a securities purchase agreement with certain institutional investors, pursuant to which we agreed to sell and issue, in a registered direct offering priced at the market, an aggregate of 1,860,465 shares of our common stock (or pre-funded warrants to purchase shares of common stock in lieu thereof). The purchase price for each share of common stock was $4.30, and the price for each pre-funded warrant was $4.299. Each pre-funded warrant had an exercise price of $0.001 per share. The pre-funded warrants were exercisable immediately upon issuance until all of the pre-funded warrants were exercised in full.
In the offering, Sabby Volatility Warrant Master Fund, Ltd., a greater than 5% stockholder at the time of the offering, purchased 620,000 shares of common stock and pre-funded warrants to purchase up to 260,233 shares of common stock for approximately $3.8 million. Based solely on information reported in a Schedule 13G/A filed with the SEC on January 5, 2021, Sabby no longer held any of our common stock or pre-funded warrants to purchase shares of our common stock as of that date.
Joseph Moglia, a greater than 5% stockholder at the time of the offering, purchased 100,000 shares of common stock for $430,000. Based solely on information reported in a Schedule 13D/A filed with the SEC on January 27, 2021, Mr. Moglia was no longer a greater than 5% stockholder as of that date.

Reedy Creek Investments

On April 29, 2019, we entered into a royalty and milestone payments purchase agreement, or the Purchase Agreement, with Reedy Creek Investments LLC, or Reedy Creek, which beneficially owned greater than 5% of our outstanding stock at the time of the transaction. Based solely on information reported in a Schedule 13D/A filed with the SEC on June 24, 2021, Reedy Creek was no longer a greater than 5% stockholder as of that date. Pursuant to the Purchase Agreement, Reedy Creek provided funding in an initial amount of $25.0 million, which we used primarily to pursue the development, regulatory approval and commercialization activities for certain of our product candidates for certain indications, namely SB206, SB414 and SB204.

Pursuant to the Purchase Agreement, we will pay Reedy Creek ongoing quarterly payments, calculated based on an applicable percentage per product, of any upfront fees, milestone payments, royalty payments or equivalent payments received by us pursuant to any out-license agreement for the Products in the United States, Mexico or Canada, net of any upfront fees, milestone payments, royalty payments or equivalent payments paid by us to third parties pursuant to any agreements under which we have in-licensed intellectual property with respect to the Products in the United States, Mexico or Canada. Please see “Note 6—Research and Development Arrangements” to the accompanying consolidated financial statements included in our

Annual Report for additional information regarding the research and development arrangements with Reedy Creek, including our obligations under this agreement.
Arrangements with Executive Officers and Directors
We have entered into employment arrangements with our named executive officers. For more information regarding our arrangements with our named executive officers, see the section entitled “Executive Compensation—Arrangements with our Named Executive Officers.”
We have entered, or will enter, into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and our bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

OTHER MATTERS
Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the proxy statement for consideration at our next annual meeting of stockholders. In accordance with Rule 14a-8 under the Exchange Act, proposals of stockholders for the 2023 Annual Meeting of Stockholders will not be included in the proxy statement for that annual meeting unless the proposal is proper for inclusion in the proxy statement and is received by us at our principal executive offices not later than , 2022. While our board of directors will consider stockholder proposals, we reserve the right to omit from the proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Under our bylaws, in order to nominate a director or bring any other business before the stockholders at the 2023 Annual Meeting of Stockholders that will not be included in our proxy statement, you must notify us in writing, and such notice must be received by us no earlier than , 2023, and no later than , 2023. For proposals not made in accordance with Rule 14a-8, you must comply with specific procedures set forth in our bylaws and the nomination or proposal must contain the specific information required by our bylaws. You may write to our Corporate Secretary at Novan, Inc., Attn: Corporate Secretary, 4020 Stirrup Creek Drive, Suite 110, Durham, NC 27703 to deliver the notices discussed above and to request a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates pursuant to the bylaws.

Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for providing Notices Regarding the Availability of Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single Notice Regarding the Availability of Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are Novan stockholders will be householding Novan’s proxy materials. A single Notice Regarding the Availability of Proxy Materials will be delivered to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and/or would prefer to receive a separate Notice Regarding the Availability of Proxy Materials, please notify your broker or Novan. Direct your written request to our Corporate Secretary at Novan, Inc. Attn: Corporate Secretary, 4020 Stirrup Creek Drive, Suite 110, Durham, NC 27703 or contact him at (919) 485-8080. Upon our receipt, through those means, of your request to receive a separate Notice of Internet Availability of Proxy Materials for the Annual Meeting, we will promptly deliver a separate copy of the Notice Regarding the Availability of Proxy Materials to your address. Stockholders who currently receive multiple copies of the Notice Regarding the Availability of Proxy Materials at their addresses and would like to request householding of their communications should contact their brokers.

Where You Can Fine Additional Information
The SEC’s rules allow us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, and subsequent information that we file with the SEC will automatically update and supersede that information.
We incorporate by reference our documents listed below and any future filings we may make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act. We are not, however, incorporating by reference any documents or portions thereof, whether specifically listed below or filed in the future, that are not deemed “filed” with the SEC, including any information furnished pursuant to Items 2.02 or 7.01 of Form 8-K or related exhibits furnished pursuant to Item 9.01 of Form 8-K.
We are incorporating by reference the following documents that have previously been filed with the SEC, which include the information required by Item 13(a) of Schedule 14A and further information concerning the transactions described in Proposal 4:
•our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 18, 2022;

•our Current Report on Form 8-K filed with the SEC on March 11, 2022 and March 11, 2022; and

•the description of our Common Stock contained in our Registration Statement on Form 8-A, filed with the SEC on September 16, 2016, and any amendment or report filed with the SEC for the purpose of updating the description.
The Company notes that it has sent, or is concurrently sending, to all of its stockholders of record as of April 8, 2022 information on how those stockholders may access a copy of the Company’s Annual Report for the fiscal year ended December 31, 2021. Such report contains the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2021.
Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of reports, proxy statements or other information concerning the Company (including the documents incorporated by reference herein) without charge, by written or telephonic request directed to our Corporate Secretary at Novan, Inc. 4020 Stirrup Creek Drive, Suite 110, Durham, North Carolina 27703; Telephone: (919) 485-8080. Exhibits to the filings will not be sent, however, unless those exhibits have specifically been incorporated by reference in this proxy statement. A request for copies of reports, proxy statements or other information concerning the Company (including the documents incorporated by reference herein) must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on April 8, 2022.

By Order of the Board of Directors

/s/ John M. Gay
John M. Gay
Corporate Secretary
, 2022

Without limiting the foregoing a copy of Novan, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 18, 2022, is available on our website, www.novan.com. A printed copy is also available without charge upon written request to Novan, Inc., Attn: Corporate Secretary, 4020 Stirrup Creek Drive, Suite 110, Durham, NC 27703.

NOVAN, INC
4020 STIRRUP CREEK DR
SUITE 110
DURHAM, NC 27703

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 1, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NOVN2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 1, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D80224-P71669 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NOVAN, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class III Directors **Nominees:** 01) W. Kent Geer 02) Robert J. Keegan	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposal 2.

The Board of Directors recommends you vote EVERY YEAR on proposal 3.

The Board of Directors recommends you vote FOR proposal 4.

The Board of Directors recommends you vote FOR proposal 5.

	For	Against	Abstain
5. Ratification of the selection of BDO USA, LLP as independent auditor for the fiscal year ending December 31, 2022.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D80225-P71669

NOVAN, INC.
Annual Meeting of Stockholders
June 2, 2022, 9:30 AM EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Paula Brown Stafford and John M. Gay, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NOVAN, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM EDT on June 2, 2022, via live webcast at www.virtualshareholdermeeting.com/NOVN2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

Continued and to be signed on reverse side